                              PACIFIC CAPITAL FUNDS

                             TELEPHONE: 800-258-9232

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2001

                                GROWTH STOCK FUND
                             GROWTH AND INCOME FUND
                                   VALUE FUND
                                  BALANCED FUND
                                 SMALL CAP FUND
                              NEW ASIA GROWTH FUND
                            INTERNATIONAL STOCK FUND
                            TAX-FREE SECURITIES FUND
                   TAX-FREE SHORT INTERMEDIATE SECURITIES FUND
                          DIVERSIFIED FIXED INCOME FUND
                           ULTRA SHORT GOVERNMENT FUND
               SHORT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
        (FORMERLY THE "SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND")

        Pacific Capital Funds (the "Trust") is a professionally managed, open-end, management investment company with multiple funds available for investment. This Statement of Additional Information ("SAI") contains information about the Class A, Class B and Class Y shares of all twelve of the Trust's investment portfolios (each a "Fund" and collectively the "Funds"). The various Funds and Classes of shares of the Funds are offered through separate Prospectuses.

        All Funds except Tax-Free Securities Fund and Tax-Free
Short-Intermediate Securities Fund (the "Tax Free Funds") are diversified portfolios.

        This SAI is not a prospectus. You should read this SAI in conjunction with the applicable Prospectus, dated December 1, 2001. All terms defined in the applicable Prospectus have the same meanings in this SAI. In addition, the Trust's 2001 Annual Report to Shareholders is incorporated by reference into this SAI. You can order copies of the Prospectuses and Annual Report without charge by writing to BISYS Fund Services ("BISYS") at 3435 Stelzer Road, Columbus, Ohio 43219-3035 or calling the Transfer Agent at the telephone number indicated above.

                                TABLE OF CONTENTS

INVESTMENT RESTRICTIONS.......................................          3
ADDITIONAL INFORMATION ON FUND INVESTMENTS AND RISKS..........          6
MANAGEMENT....................................................         33
DISTRIBUTION AND SHAREHOLDER SERVICE PLANS....................         40
CALCULATION OF YIELD AND TOTAL RETURN.........................         42
DETERMINATION OF NET ASSET VALUE..............................         62
PURCHASE OF SHARES............................................         62
REDEMPTION OF SHARES..........................................         64
PORTFOLIO TRANSACTIONS........................................         64
FEDERAL AND HAWAIIAN TAX INFORMATION..........................         67
GENERAL INFORMATION...........................................         71
CUSTODIAN.....................................................         76
INDEPENDENT AUDITORS AND COUNSEL..............................         77
FINANCIAL INFORMATION.........................................         77
REGISTRATION STATEMENT........................................         77
APPENDIX A: RATINGS OF FIXED INCOME SECURITIES................        A-1

                             INVESTMENT RESTRICTIONS

         Each Fund's investment objectives are fundamental and may not be changed without approval by vote of the holders of a majority of the relevant Fund's outstanding voting securities, as described under "General Information -- Voting." If the Trust's Board of Trustees determines, however, that a Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Trust's Board may make such change without shareholder approval and will disclose any such material change in the then-current prospectus. Any policy that is not specified in a Fund's Prospectus, or in the SAI, as being fundamental, is nonfundamental.

         The following investment restrictions also apply to the Funds. The restrictions designated as fundamental policies may not be changed without approval by the holders of a majority of the relevant Fund's outstanding shares. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities or resulting from reorganizations, consolidations, payments out of assets of the Fund or redemption of shares will not constitute a violation of such limitation, except for investment restriction (3) below.

INVESTMENT RESTRICTIONS FOR ALL FUNDS EXCEPT NEW ASIA GROWTH FUND AND INTERNATIONAL STOCK FUND

         None of these Funds may:

         (1) Purchase securities of any issuer (except debt obligations of issuers that pay interest which, in the opinions of counsel to such issuers, is exempt from federal income tax and is not subject to the federal alternative minimum tax ("Municipal Obligations") and securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Obligations")) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of any one issuer. This restriction does not apply to the Tax-Free Funds, which are non-diversified funds.

         (2) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (a) U.S. Government Obligations and repurchase agreements secured by such obligations and (b) with respect to the Tax-Free Funds, Municipal Obligations (for purposes of this limitation, Municipal Obligations do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user).

         (3) Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except (a) with regard to senior securities, as permitted pursuant to an order and/or a rule issued by the Securities and Exchange Commission (the "Commission"), and (b) that each Fund may borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists).

         (4) Purchase or sell real estate or real estate limited partnerships (other than obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

         (5) Purchase commodities or commodity contracts, except that each Fund may enter into futures contracts and may write call options and purchase call and put options on futures contracts in accordance with its investment objective and policies.

         (6) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

         (7) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting.

         (8) Purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

         (9) Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control of management.

         (10) Lend money or portfolio securities, except that each of the Funds may enter into repurchase agreements and lend portfolio securities to certain brokers, dealers and financial institutions aggregating up to 30% of the current value of the lending Fund's total assets.

         In addition, each of these Funds will comply with the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

         (1) No Fund will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if as a result thereof the value of the Fund's investment in such classes of securities would exceed 15% of the Fund's total assets.

         (2) No Fund will invest more than 10% of its net assets in warrants.

         (3) No Fund will invest more than 15% of the current value of its net assets in repurchase agreements having maturities of more than seven days and other illiquid securities. For purposes of this restriction, illiquid securities do not include securities which may be resold under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") that the Board of Trustees or its delegate determines to be liquid based upon the trading markets for such securities.

         (4) No Fund will purchase put and call options or write covered put and call options on securities unless (a) it may invest directly in such securities,
(b) such options are traded on registered domestic securities exchanges or result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System, and (c) the total assets subject to such options does not exceed 5% of the Fund's net assets.

INVESTMENT RESTRICTIONS FOR NEW ASIA GROWTH FUND AND INTERNATIONAL STOCK FUND

         New Asia Growth Fund and International Stock Fund are subject to the following investment restrictions, all of which are fundamental policies. Neither Fund may:

         (1) Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of any one issuer.

         (2) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in U.S. Government Obligations and repurchase agreements secured by such Obligations.

         (3) Borrow money or issue senior securities as defined in the 1940 Act, except (a) with regard to senior securities, as permitted pursuant to an order and/or a rule issued by the Commission, and (b) that the Fund may borrow from banks up to

33-1/3% the current value of its net assets for temporary, extraordinary or emergency purposes, for clearance of transactions, to hedge against currency movements or for investment purposes, and these borrowings may be secured by the pledge of up to 33-1/3% current value of its net assets.

         (4) Purchase or sell real estate or real estate limited partnerships (other than obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

         (5) Purchase commodities or commodity contracts, except that the Fund may deal in forward foreign exchange contracts between currencies of the different countries in which it may invest, may enter into futures contracts and may write call options and purchase call and put options on futures contracts in accordance with its investment objective and policies.

         (6) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

         (7) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting.

         (8) Purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

         (9) Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control of management.

         (10) Lend money or portfolio securities, except that the Fund may enter into repurchase agreements and lend portfolio securities to certain brokers, dealers and financial institutions aggregating up to 33-1/3% of the current value of the Fund's total assets.

         In addition, New Asia Growth Fund and International Stock Fund will each comply with the following non fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

         (1) Each Fund will not purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if as a result the value of the Fund's investment in such classes of securities would exceed 15% of such Fund's total assets.

         (2) Each Fund will not invest more than 15% of the current value of its net assets in repurchase agreements having maturities of more than seven days and other illiquid securities. For purposes of this restriction, illiquid securities do not include securities which may be resold under Rule 144A under the Securities Act that the Board of Trustees, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

         (3) To the extent required by the Commission or its staff, each Fund will, for purposes of fundamental investment restrictions (1) and (2), treat securities issued or guaranteed by the government of any one foreign country (including governmental agencies and instrumentalities thereof) as the obligations of a single issuer.

         (4) Each Fund will not invest more than 10% of its net assets in warrants.

         (5) The aggregate value of the exercise price or strike price of call options written by each Fund will not exceed 25% of the Fund's net asset value.

              ADDITIONAL INFORMATION ON FUND INVESTMENTS AND RISKS

FOREIGN SECURITIES

         Each of the Funds (except the Ultra Short Government Fund and Short Intermediate U.S. Government Securities Fund) may invest in foreign securities. Each Fund may invest directly in securities of foreign governmental and private issuers that are denominated in and pay interest in U.S. dollars. New Asia Growth Fund and International Stock Fund may also invest in the securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other Depositary Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts") to the extent such Depositary Receipts become available.

DEPOSITARY RECEIPTS

         ADRs (which include American Depositary Shares and New York Shares) are publicly traded on exchanges or over-the-counter ("OTC") in the United States. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a U.S. or foreign corporation. Depositary Receipts may be "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the holders of the Depositary Receipts. Foreign issuers in respect of whose securities unsponsored Depositary Receipts have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored Depositary Receipts are traded, and the market value of the Depositary Receipts may not be correlated with such information.

RISKS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

         Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respect as growth of gross national product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes.

         Most of the foreign securities held by the Funds will not be registered with the Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly, available information about a foreign company than about a U.S. company, and such foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller capital markets. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic companies.

         Foreign markets have different settlement and clearance procedures, and in certain markets settlements have at times failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. The foregoing risks are often heightened for investments in smaller capital markets and developing countries.

         To the extent a Fund invests in foreign securities, its operating expense ratio can be expected to be higher than that of an investment company investing exclusively in U.S. securities since certain expenses of the Fund, such as management and advisory fees and custodial costs, may be higher.

         New Asia Growth Fund and International Stock Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar. Accordingly, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. New Asia Growth Fund and International Stock Fund may also hold foreign currency in connection with the purchase and sale of foreign securities. To the extent the foreign currency is so held, there may be a risk due to foreign currency exchange rate fluctuations. Such foreign currency will be held with the Funds' custodian bank or by an approved foreign subcustodian.

         INVESTING IN COUNTRIES WITH SMALLER CAPITAL MARKETS

         Because New Asia Growth Fund intends to invest primarily in securities of companies located in developing Asian countries, and International Stock Fund may invest in securities of companies located in developing countries in Asia and elsewhere, investors in those Funds should be aware of certain risk factors and special considerations relating to investing in developing economies. Consequently, these Funds should be considered as a means of diversifying an investment portfolio and not in themselves as a balanced investment program.

         SECURITIES MARKETS

         The securities markets of developing Asian countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in their region, such as in Japan. Developing country brokers typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investments discussed below, result in potentially fewer investment opportunities for New Asia Growth Fund and International Stock Fund in such countries and may have an adverse impact on the investment performance of those Funds.

         POLITICAL AND SOCIAL UNCERTAINTIES

         Political and social uncertainties exist for some developing countries. In addition, the governments of many of such countries have a heavy role in regulating and supervising the economy. Certain developing Asian countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economics also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.

         Archaic legal systems in certain developing countries also may have an adverse impact on New Asia Growth Fund and International Stock Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to the acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain developing countries. Similarly, the rights of investors in developing companies may be more limited than those of shareholders of U.S. corporations.

         Some of the currencies of developing Asian countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.

         RESTRICTIONS ON FOREIGN INVESTMENTS

         Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

         The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Funds. For example, the Funds may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares that were purchased reregistered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

         Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Funds could be adversely affected by delays in or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. In addition, even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Funds. For example, funds may be withdrawn from China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

         A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing Asian countries, and certain of such countries, such as Thailand and South Korea, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The Funds' investment in these companies will be subject to certain percentage limitations of the 1940 Act. This restriction on investments in securities of investment companies may limit opportunities for the Funds to invest indirectly in certain developing Asian countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values.

         In certain countries, banks or other financial institutions may be among the leading companies to have actively traded securities. The 1940 Act restricts the Funds' investments in any equity securities of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities-related activities," as defined by the rules thereunder. These provisions may restrict the Funds' investments in certain foreign banks and other financial institutions.

         OTHER MATTERS

         Inflation accounting rules in some developing countries require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain companies in developing countries.

         Satisfactory custodial services for investment securities may not be available in some developing countries, which may result in the Funds incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

         REGIONAL RISK CONSIDERATIONS

         In addition to the risk of investments in foreign securities and in emerging markets described above, investments in issuers of securities in particular regions may be subject to certain additional regional risks.

         Asia. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and western European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (iv) ethnic, religious and racial disaffection.

         The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other significant trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these Asian countries. Of significant immediate concern, the current recession in the Japanese economy, which has been complicated by substantial problems in its banking system, could substantially worsen the economic difficulties a number of Asian countries are presently experiencing.

         Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and a consequent resurgence of the historical risk in Latin America of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

         LIMITATIONS ON SHARE TRANSACTIONS

         To permit New Asia Growth Fund to invest the net proceeds from the sale of its shares in an orderly manner, the Fund may, from time to time, suspend the sale of its shares, except for dividend reinvestment. The Fund also reserves the right to limit the number of its shares that may be purchased by a person during a specified period of time or in the aggregate.

DEBT SECURITIES

         Each of the Funds may invest in debt securities issued by domestic and foreign corporations (the Ultra Short Government Fund and Short Intermediate U.S. Government Securities Fund do not invest in foreign securities), financial institutions, and governments.

         The debt securities in which the Funds will invest (including convertible securities, as applicable) generally will be of investment grade (i.e., rated in the top four rating categories by a nationally recognized securities rating organization ("NRSRO"), or, if unrated, determined to be of comparable quality by the investment adviser). However, up to 10% of New Asia Growth Fund's net assets may be invested in securities rated below investment grade by an NRSRO or determined to be of comparable quality by The Asset Management Group of Bank of Hawaii ("The Asset Management Group") or its Sub-Adviser.

         Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Small Cap Fund, Value Fund, Short Intermediate U.S. Government Securities Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund may only invest in U.S. dollar-denominated foreign debt securities.

         U.S. GOVERNMENT OBLIGATIONS

         Each of the Funds may invest in U.S. Government Obligations which include, in addition to U.S. Treasury Securities, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Student Loan Marketing Association ("SLMA"), Federal National Mortgage Association ("FNMA"), Resolution Trust Corporation and Federal Home Loan Mortgage Corporation ("FHLMC"). U.S. Treasury Securities and certain other obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments. The Funds will invest in the obligations of such instrumentalities only when The Asset Management Group or its Sub-Adviser believes that the credit risk with respect to the instrumentality is minimal.

         Each Fund may also make limited investments (not exceeding 5% of its net assets) in separately traded principal and interest components of securities issued by the United States Treasury. The principal and interest components or selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPs"). Under the STRIPs program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

         FLOATING AND VARIABLE RATE DEBT INSTRUMENTS

         Each of the Funds may invest in floating and variable rate debt instruments. Floating and variable rate debt instruments bear interest at rates that are not fixed, but vary with changes in specified market rates or indices or at specified intervals. Certain, of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at a par value prior to maturity. The floating and variable rate instruments that the Funds may purchase include certificates of participation in such obligations purchased from banks. The Asset Management Group or its Sub-Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to make payment when due, which could be affected by events occurring between the date the Funds elect to demand payment and the date payment is due, except when such demand instruments permit same-day settlement. In this regard, The Asset Management Group or its Sub-Adviser, pursuant to direction of the Board of Trustees, will determine the liquidity of those instruments with demand features that cannot be exercised within seven days.

         SOVEREIGN DEBT

         New Asia Growth Fund may invest in debt securities or obligations issued or guaranteed by foreign governments, including their agencies, instrumentalities and political subdivisions ("sovereign debt") and by supernational entities (such as the World Bank, The European Community, and the Asian Development Bank), and the other Funds may invest in Yankee Bonds (dollar-denominated obligations issued by foreign governments).

         Investment in sovereign debt involves a high degree of risk. Certain developing countries, such as the Philippines, owe significant amounts of debt to commercial banks and foreign governments. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third party's commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

         Issuers of sovereign debt may request the holders, including the Fund, to participate in the rescheduling of such debt and to extend further loans to governmental entities. No bankruptcy proceeding exists for collection in whole or in part of sovereign debt on which a governmental entity has defaulted.

         The sovereign debt instruments in which New Asia Growth Fund may invest in some cases are the equivalent in terms of quality to high yield/high risk securities discussed below and are subject to many of the same risks as such securities. The Fund may have difficulty disposing of certain sovereign debt obligations because there may be a thin trading market for such securities. New Asia Growth Fund will not invest more than 5% of its respective total assets in sovereign debt, including sovereign debt which is in default.

         LOWEST CATEGORY OF INVESTMENT GRADE

         Obligations rated in the lowest of the top four rating categories by an NRSRO have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating category may be reduced below the minimum rating required for purchase by the respective Fund. The investment adviser will consider such an event in determining whether the relevant Fund should continue to hold the obligation.

         LOWER RATED DEBT SECURITIES (NEW ASIA GROWTH FUND ONLY)

         New Asia Growth Fund may invest in lower rated debt securities. Securities rated in the medium to low rating categories of NRSROs such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") and unrated securities of comparable quality (referred to herein as "high yield/high risk securities") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. See "Appendix A." These securities are commonly referred to as "junk bonds."

         In purchasing such securities, New Asia Growth Fund will rely on the Sub-Adviser's judgment, analysis and experience in evaluating the creditworthiness of the issuer. The Sub-Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. New Asia Growth Fund is not authorized to purchase debt securities that are in default, except that the Fund may invest in sovereign debt which is in default, provided that not more than 5% of the Fund's total assets are invested in sovereign debt (including sovereign debt securities which are in default).

         The market values of high yield/high risk securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.

         For example, during an economic downturn or a sustained period of rising interest rates, issues of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

         High yield/high risk securities may have call or redemption features which would permit an issuer to repurchase the securities from New Asia Growth Fund. If a call were exercised by the issuer during a period of declining interest rates, New Asia Growth Fund likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders.

         New Asia Growth Fund may have difficulty selling certain high yield/high risk securities because there may be a thin trading market for such securities. To the extent that a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and New Asia Growth Fund's ability to sell particular issues to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain high yield/high risk securities also may make it more difficult for New Asia Growth Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. The Sub-Adviser will carefully consider the factors affecting the market for high yield/high risk, lower rated securities in determining whether any particular security is liquid or illiquid and whether current market quotations are readily available.

         Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect New Asia Growth Fund's net asset value. New Asia Growth Fund may incur additional expenses if it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

         CREDIT RATINGS

         Credit ratings evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. Also, since credit rating agencies may fail to timely change credit ratings to reflect subsequent events, The Asset Management Group or a Sub-Adviser must monitor the issuers of bonds in the Funds' portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity so the Funds can meet redemption requests.

         To the extent the rating of a debt security by an NRSRO changes as a result of changes in such organization or its rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this Statement of Additional Information. The ratings of the NRSROs currently used by the Funds are more fully described in Appendix A to this Statement of Additional Information.

         DURATION

         The Ultra Short Government Fund and Short Intermediate U.S. Government Securities Fund each follow a controlled duration strategy. As a measure of a fixed income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Ultra Short Government Fund and Short Intermediate U.S. Government Securities Fund, The Asset Management Group of Bank of Hawaii will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

OTHER DEBT OBLIGATIONS

         LETTERS OF CREDIT AND LIQUIDITY AGREEMENTS

         Each of the Funds may purchase debt obligations that are backed by an irrevocable letter of credit or liquidity agreement of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of The Asset Management Group, are of investment quality comparable to other permitted investments of such Fund, may be used for letter of credit and liquidity agreement backed investments.

         BANK AND SAVINGS AND LOAN OBLIGATIONS

         Each of the Funds may invest in bank and savings and loan obligations. These obligations include negotiable certificates of deposit, fixed time deposits, bankers' acceptances, and interest bearing demand accounts. The Funds limit their bank investments to dollar-denominated obligations of U.S., Canadian, Asian, Australian or European banks which have more than $500 million in total assets at the time of investment or of United States savings and loan associations which have more than $11 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.

         COMMERCIAL PAPER

         Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Value Fund, Small Cap Fund, Short Intermediate U.S. Government Securities Fund, Tax-Free Securities Fund, and Tax-Free Short Intermediate Securities Fund may invest in commercial paper that is rated at the date of purchase in the highest rating category assigned by an NRSRO or unrated if considered by The Asset Management Group or its Sub-Adviser to be of comparable quality. New Asia Growth Fund, International Stock Fund, Ultra Short Government Fund and Short Intermediate U.S. Government Securities Fund may invest in commercial paper that is rated at the time of purchase in the two highest short-term rating categories by an NRSRO or unrated if considered by The Asset Management Group or its Sub-Adviser to be of comparable quality. Commercial paper includes short-term unsecured promissory notes, and variable floating rate demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities.

         MUNICIPAL SECURITIES

         The Tax-Free Funds invest primarily in Municipal Obligations, and Diversified Fixed Income Fund and Balanced Fund may also do so. Municipal Obligations include Municipal Bonds, Municipal Notes and Municipal Commercial Paper. Under normal market conditions, each of the Tax-Free Funds invests at least 80% of its net assets in investment grade municipal obligations. For purposes of this restriction, the Tax-Free Funds' investments in other investment companies which invest exclusively in municipal securities are considered municipal obligations.

         MUNICIPAL BONDS

         Municipal bonds generally have a maturity at the time of issuance of up to thirty years. They are principally classified either as "general obligation" bonds, which are secured by the pledge of the municipality's faith, credit and taxing power for the payment of principal and interest, or as "revenue" bonds, which are payable only from the revenues derived from a particular project or facility and generally are dependent solely on a specific revenue source.

         General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

         The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in municipal bonds which are covered by insurance guaranteeing the scheduled payment of principal and interest until their maturity ("Insured Municipal Bonds"). The insurance can be purchased either by the issuing government entity or by the Fund purchasing the bond. This insurance is primarily written by two organizations: Ambac Assurance Corporation (formerly called American Municipal Bond Assurance Corporation), and Municipal Bond Insurance Association, a pool of private insurers, but may be written by certain other large insurance companies. This insurance feature minimizes the risks to the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund and its shareholders associated with payment delays or defaults in these portfolio securities, but does not guarantee the market value of these portfolio securities or the value of the shares of the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund. An issuer would likely purchase insurance in order to obtain a higher rating by an NRSRO than it would receive without the insurance thereby reducing the issuer's borrowing costs. The price paid or received for an Insured Municipal Bond may be higher than the price that would otherwise be paid or received for the municipal bond absent the insurance.

         The Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund may invest in moral obligation bonds ("Moral Obligation Bonds") which are tax-exempt bonds issued by a municipality or a state financial intermediary and backed by the moral obligation pledge of a state government. Under a moral obligation pledge, a state government indicates its intent to appropriate funds in the future if the primary obligor, the municipality or intermediary, defaults. The state's obligation to honor the pledge is moral rather than legal because future legislatures cannot be legally obligated to appropriate the funds required.

         Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, issued by a specially created district or project area which levies a tax (generally on its taxable property) to pay for an improvement or project, may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

         MUNICIPAL NOTES

         The Tax-Free Funds may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Municipal notes generally have maturities at the time of issuance of three years or less. Subject to its respective investment objective and policies, the Tax-Free Securities Fund, the Tax-Free Short Intermediate Securities Fund and the Ultra Short Government Fund may invest in municipal notes that are rated at the date of purchase in one of the two highest rating categories assigned by an NRSRO, or not rated but are considered by The Asset Management Group to be of comparable quality. Municipal notes generally are issued in anticipation of the receipt of tax funds, of the proceeds of bond placements or of other revenues. The ability of an issuer to make payments is, therefore, dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be.

         The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund also may invest in certain "Private activity" bonds or notes. Such Funds may not be an appropriate investment for entities which are "substantial users," or certain "related persons" of substantial users, of facilities financed by private activity bonds. "Substantial users" are defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities, or a part thereof, were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

         TANS

         Uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

         BANS

         The ability of a municipal issuer to meet its obligations on its BANs primarily depends on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

         RANS

         A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

         MUNICIPAL COMMERCIAL PAPER

         Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Subject to its respective investment objective and policies, the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in municipal commercial paper that is rated at the date of purchase in one of the two highest rating categories by an NRSRO or not rated but is considered by The Asset Management Group be of comparable quality.

         GENERAL CONSIDERATIONS

         The values of outstanding municipal securities vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Tax-Free Funds' portfolios, will generally decline and (if purchased at par value) they would sell at a discount. If interest rates fall, the values of outstanding securities will generally increase and (if purchased at par value) they would sell at a premium. Changes in the value of municipal securities held in the Funds' portfolios arising from these or other factors will cause changes in the net asset value per share of the Tax-Free Funds.

         Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

         The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.

SPECIAL CONCERNS FOR THE TAX-FREE FUNDS

         Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund are non-diversified, which means that their assets may be invested among fewer issuers and therefore the value of their assets may be subject to greater impact by events affecting one of their investments. Since Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund invest significantly in obligations of issuers located in Hawaii, the marketability, and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations, and vote initiatives.

         Historically the Hawaiian economy has been primarily based on three major industries: tourism, agriculture and military operations, with tourism being the leading source of income for Hawaii. Visitors come from throughout the world, with the majority from mainland U.S. and Japan. This diversity helps to protect Hawaii from the negative impact of any adverse economic situations in any single country or region.

         In order to be better positioned for the demands of the twenty-first century, the state of Hawaii has also begun to actively expand its economic scope. The state has realized that the growth of their key industries has flattened over the years, and they are in need of new ventures in order to continue strong growth. The agriculture and tourist trade has been declining in recent years due to increasing competition from a more global economy. The importance of the military presence had diminished in the modern era, thus putting this important economic factor at risk. Increasingly important in future success and growth of Hawaii is the emergence of the "New Economy." This "knowledge and ideas" based economy is responsible for creating a global marketplace for goods and services. In order to participate more effectively, and to provide continued economic growth, Hawaii must focus on developing technology and education. These two areas will be key in positioning current industries and in developing some new opportunities to expand the state's presence in the global economy.

           The attacks of September 11, 2001 on the World Trade Center and Pentagon (the "Events") will have far-reaching adverse effects on the U.S., World, and Hawaii economies. Hawaii will be more adversely affected than many other states because of its reliance on air transportation and tourism. While it is anticipated that Hawaii's tourism industry will continue to have a downturn, effects on the broader economy will be less severe, partly because the Hawaii economy was performing relatively well before the attacks, and partly because expansionary monetary and fiscal policy in the U.S. will begin to provide stimulus in coming months. Over the next two years, Hawaii's prospects will depend on economic developments in the U.S. and Japan, but also on the military and security situation, which is much harder to predict. The latter is key to a potential recovery of consumer confidence in air travel and a willingness to vacation in Hawaii, each of which are still integral to the economic success of Hawaii.

         Governmental activities, including activities usually administered on a municipal or county level such as public education, are the responsibility of the state. This concentration aggravates an otherwise high level of state debt obligations. The state General Fund has operated either within planned deficits or with ending fund balances since December 1962. Revenue is derived primarily from general excise taxes and individual and corporate income tax. Gross State Product (GSP) had been growing moderately since 1997; however, a downturn is expected for at least 2001 based upon the Events and its far-reaching adverse effects as described above.

WARRANTS AND CONVERTIBLE SECURITIES

         Each of Balanced Fund, Growth and Income Fund, Growth Stock Fund, Small Cap Fund, Value Fund, International Stock Fund and New Asia Growth Fund may invest in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value. No Fund may invest more than 10% of its net assets in warrants. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which such Fund may invest directly.

         Each of Balanced Fund, Growth and Income Fund, Growth Stock Fund, Small Cap Fund, Value Fund, International Stock Fund and New Asia Growth Fund may invest in convertible securities that provide current income and are issued by companies with the characteristics described above. The Funds may purchase convertible securities that are fixed income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or other issuers. Convertible securities, while usually subordinated to nonconvertible debt securities of the same issuer, are senior to common stocks in an issuer's capital structure. Convertible securities may offer more flexibility by providing the investor with a steady income stream (generally yielding a lower amount than nonconvertible securities of the same issuer and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Convertible security prices tend to be influenced by changes in the market value of the common stock as well as changes in interest rates. Convertible securities in which the Funds may invest are subject to the rating criteria and limitations discussed above under "Debt Securities," except when they are purchased primarily for their equity characteristics.

GUARANTEED INVESTMENT CONTRACTS

         Each of the Funds (other than the Ultra Short Government Fund and Short Intermediate U.S. Government Securities Fund) may invest up to 5% of its net assets in Guaranteed Investment Contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such contracts, the Funds make cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the respective Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. Generally, a GIC allows a purchaser to buy an annuity with the monies accumulated under the contract; however, the Funds will not purchase any such annuities. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

         The Funds will only purchase GICs from issuers which, at the time of purchase, are rated "A" or higher by A.M. Best Company, have assets of $1 billion or more, and meet quality and credit standards established by The Asset Management Group. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market for GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are considered to be illiquid investments and are subject to the Funds' 15% limitation on investment in illiquid securities.

PREFERRED STOCK

         Each of the Funds (other than the Ultra Short Government Fund and Short Intermediate U.S. Government Securities Fund) may invest in preferred stock, which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Preferred stock does not ordinarily carry voting rights.

OPTIONS, FUTURES AND OTHER HEDGING STRATEGIES

         GENERAL

         The Funds (other than the Ultra Short Government Fund and Short Intermediate U.S. Government Securities Fund) may use a variety of derivative financial instruments to hedge their investments and to enhance their income or manage their cash flow ("Hedging Instruments"). In addition to the Hedging Instruments described below The Asset Management Group and its Sub-Advisers may discover additional opportunities in connection with options, future contracts, foreign currency forward contracts and other hedging techniques. These new opportunities may become available as The Asset Management Group and its Sub-Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency forward contracts or other techniques are developed. The Asset Management Group and its Sub-Advisers may utilize these opportunities to the extent that they are consistent with a Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities. The applicable Prospectus and this Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         OPTIONS ON EQUITY AND DEBT SECURITIES

         A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

         OPTIONS ON SECURITIES INDEXES

         A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

         FOREIGN CURRENCY OPTIONS

         A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. New Asia Growth Fund and International Stock Fund use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

         INTEREST RATE FUTURES CONTRACTS

         An interest rate futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at as specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.

         STOCK INDEX FUTURES CONTRACTS

         A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

         OPTIONS ON FUTURE CONTRACTS

         Put and call options on futures contracts give the purchaser the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, respectively, upon exercise of the option, at any time during the option period.

         FORWARD CONTRACTS ON FOREIGN CURRENCIES

         A forward contract on a foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

         HEDGING STRATEGIES

         Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Fund. Thus, in a short hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declines below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

         Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, a Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

         Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

         The use of Hedging Instruments is subject to applicable regulations of the Commission, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). (See "Limitations on the Use of Futures.") In addition, a Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Federal and Hawaiian Tax Information."

         OPTIONS

         Each of the Funds (other than the New Asia Growth Fund, International Stock Fund, Ultra Short Government Fund and Short Intermediate U.S. Government Securities Fund) may purchase put and call options and write covered put and call options on securities in which such Fund may invest, provided the value of the securities underlying such options do not exceed 5% of the Fund's net assets in the aggregate and (1) are traded on registered domestic securities exchanges or (2) result from separate privately negotiated transactions in the OTC market with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System. These options may be employed to hedge a Fund's portfolio against market risk or to enhance income (e.g., to attempt to realize through the receipt of premiums a greater current return than would be realized on the underlying securities alone).

         New Asia Growth Fund and International Stock Fund may each purchase put and call options and write covered put and call options on securities, securities indexes and on currencies that are traded on U.S. or foreign securities exchanges or in the OTC market. Options which these Funds may purchase and/or write in the OTC market include privately negotiated transactions with primary U.S. Government securities dealers to hedge the Fund's portfolio. Each such Fund may purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. Each such Fund may also purchase put and call options to offset previously written put and call options of the same series. The aggregate value of the exercise price or strike price of call options written by each such Fund may not exceed 25% of the Fund's net asset value.

         The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, a Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security at less than its market value.

         Options may be used to enhance income since the receipt of premiums by a Fund's options positions may enable the Fund to realize a greater return than would be realized on the underlying securities alone. In return for the premium received for a call option, a Fund forgoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. A Fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.

         Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its contra party (usually a securities dealer or a bank, as required by the Fund's policies) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the contra party) to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefits of the transaction.

         Generally, foreign currency options (New Asia Growth Fund and International Stock Fund only) and OTC debt options used by a Fund may be European-style options or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, a Fund might be unable to close out an OTC option position at anytime prior to its expiration.

         If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         The staff of the Commission has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is "in-the-money." In accordance with this view, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to such Fund's limitation on investments in securities that are not readily marketable.

         FUTURES CONTRACTS AND RELATED OPTIONS

         Each of the Funds (other than the Ultra Short Government Fund and Short Intermediate U.S. Government Securities Fund) may enter into contracts for the future delivery of specific securities, classes of securities and financial indices, may purchase or sell exchange-listed or OTC options on any such futures contracts and may engage in related closing transactions. In addition, New Asia Growth Fund and International Stock Fund may engage in currency futures contracts and related options. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currency at a set price for delivery in the future. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is out standing, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Each Fund may engage in futures contracts and related options in an effort to hedge against market (or, with respect to New Asia Fund and International Stock Fund, currency) risks. For example, with respect to market risk, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases. With respect to currency risk, by entering into currency futures and options thereon on U.S. and foreign exchanges, each of New Asia Growth Fund and

         International Stock Fund can seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, a Fund can seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever New Asia Growth Fund or International Stock Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, a Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if a Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

         Futures may also be used to manage cash flows into and out of the Funds. For example, The Asset Management Group or its Sub-Adviser may wish to be fully invested in a particular asset class. Through the use of futures, it can achieve this objective immediately while temporarily deferring industry and security selection, in the interest of timeliness.

         Futures strategies also can be used to manage the average duration of a Fund. If the investment adviser wishes to shorten the average duration of a Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the investment adviser wishes to lengthen the average duration of a Fund, the Fund may buy a futures contract or a call option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. Government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking to market. Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written.

Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and a Fund will not trade options on futures on any exchange or board of trade unless, in The Asset Management Group or its Sub-Adviser's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, program trading and other investment strategies might result in temporary price distortions.

         LIMITATIONS ON THE USE OF FUTURES

         Each Fund is subject to the limitations set forth in the Commodity Futures Trading Commission ("CFTC") regulations with respect to the futures contracts and related options in which it may invest. Accordingly, each Fund may not purchase and sell futures contracts and related options for other than bona fide hedging purposes (as defined in CFTC regulations) if, immediately thereafter, aggregate initial margin deposits for futures contracts, and premiums paid for related options, would exceed five percent (5%) of the liquidation value of the Fund's total assets. Each Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes. As a matter of operating policy, however, aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the total assets of the respective Fund, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of each Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company.

         Futures transactions involve brokerage costs and require a Fund to segregate assets to cover its obligations under futures, or to cover its obligations by owning the assets underlying open futures contracts. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such losses are potentially significant and unanticipated changes may result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out future positions. Where a liquid secondary market does not exist, a Fund is unlikely to be able to control losses by closing out futures positions. Gains and losses on investments in options and futures depend on The Asset Management Group's ability to predict correctly the direction of stock prices, interest rates and other economic factors. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict a Fund's ability to purchase or sell certain futures contracts or related options on any particular day. For additional discussion of certain risks associated with the use of futures contracts and options thereon, see "Additional Risk Disclosure--Risks of Hedging Strategies."

FOREIGN CURRENCY TRANSACTIONS

         FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS

         New Asia Growth Fund and International Stock Fund may use options and futures on foreign currencies, and foreign currency forward contracts as described below, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on other currencies, the values of which its Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

         Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         FOREIGN CURRENCY FORWARD CONTRACTS

         New Asia Growth Fund and International Stock Fund may enter into foreign currency forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Each such Fund also may use foreign currency forward contracts for cross-hedging. Under this strategy, a Fund would increase its exposure to foreign currencies that the investment adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and the investment adviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

         The cost to a Fund from engaging in foreign currency forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because foreign currency forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a foreign currency forward contract, it relies on the other party to the transaction to make or take delivery of the underlying currency at the maturity of the contract. Failure by the other party to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, holders and writers of foreign currency forward contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for foreign currency forward contracts, with the result that closing transactions generally can be made for foreign currency forward contracts only by negotiating directly with the other party. Thus, there can be no assurance that a Fund will in fact be able to close out a foreign currency forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the other party, a Fund might be unable to close out a foreign currency forward contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

         The precise matching of foreign currency forward contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency forward contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         LIMITATIONS ON THE USE OF FOREIGN CURRENCY FORWARD CONTRACTS

         New Asia Growth Fund and International Stock Fund may enter into foreign currency forward contracts or maintain a net exposure to such contracts only if (1) completion of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. Government securities or liquid debt or equity securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily. Under normal circumstances, consideration of currency fluctuations will be incorporated into the longer term investment decisions made with regard to over all diversification strategies. However, the investment adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

COVER FOR HEDGING STRATEGIES

         Transactions using Hedging Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, to the extent required by law, it (1) owns an offsetting covered position in securities or other options or futures contracts or (2) segregates liquid assets with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with Commission guidelines regarding cover for hedging transactions.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

SPECIAL RISKS OF HEDGING STRATEGIES

         The use of Hedging Instruments involves special considerations and risks, including those described below.

         Successful use of most Hedging Instruments depends upon the investment adviser's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the price of individual securities. There can be no assurance that any particular hedging strategy adopted will succeed.

         There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the investment adviser projected a decline in the price of a security held by the Fund, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

         As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If a Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

ASSET BACKED SECURITIES

         Each of the Funds may invest in Asset Backed Securities. Asset Backed Securities arise through the grouping by governmental, government- related, and private organizations of loans, receivables, and other assets originated by various lenders. Asset Backed Securities acquired by a Fund consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

         The life of an Asset Backed Security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an Asset Backed Security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans, while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE BACKED SECURITIES

         Mortgage Backed Securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

         Mortgage Backed Securities include GNMA Certificates, FNMA Certificates and FHLMC Participation Certificates. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. The principal and interest of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. An FHLMC Participation Certificate is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Mortgage Backed Securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. Such securities will be purchased for the Funds only when The Asset Management Group or its Sub-Adviser determines that they are readily marketable at the time of purchase.

         The average life of Mortgage Backed Securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, and foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. As a result of the pass-through of prepayments of principal on the underlying securities, Mortgage Backed Securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or the average life of a particular issue of pass-through certificates. As a result of these principal payment features, Mortgage Backed Securities are generally more volatile than other U.S. Government securities.

         The estimated average life of Mortgage-Backed Securities will be determined by The Asset Management Group or its Sub-Adviser and used for the purpose of determining the average weighted maturity of the Funds' portfolios. Various independent mortgage backed securities dealers publish average remaining life data using proprietary models and, in making such determinations for the Funds, The Asset Management Group or its Sub-Adviser might deem such data unreasonable if such data appears to present a significantly different average remaining expected life for a security when compared to data relating to the average remaining life of comparable securities as provided by other independent mortgage backed securities dealers.

NON-MORTGAGE BACKED SECURITIES

         The Funds also may invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Such securities also may be debt instruments, which also are known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owing such assets and issuing such debt.

         Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities. However, the payment of principal and interest on any such obligation may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) that is not affiliated with the issuer of the obligation. Non-mortgage backed securities will be purchased by the Funds only when such securities are readily marketable and rated at the time of purchase in one of the two highest rating categories assigned by an NRSRO or, if unrated, are considered by The Asset Management Group or its Sub-Adviser to be of comparable quality. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

         The purchase of non-mortgage backed securities involves considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset Backed Securities relating to motor vehicle installment purchase obligations perfect their interest in the underlying obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody of them. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect the security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset Backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset Backed Securities. Therefore, recoveries on repossessed collateral might not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses the owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset Backed Securities.

         Similarly, in the case of Asset-Backed Securities relating to credit card receivables, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit cards, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset Backed Securities, credit card receivables are unsecured obligations of the cardholders.

ILLIQUID SECURITIES

         Each of the Funds may invest in illiquid securities. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid. Repurchase agreements with a duration of seven days or more, time deposits that do not provide for payment to a Fund within seven days after notice and Guaranteed Investment Contracts ("GICs") and most commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933 (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less) are subject to this 15% limit.

         If otherwise consistent with its investment objective and policies, any of the Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by The Asset Management Group, acting under guidelines and procedures that are developed, established and monitored by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         The staff of the Commission has taken the position that OTC options that are purchased and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a primary dealer in U.S. Government securities is the other party to an option contract written by a Fund and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the Commission staff has agreed that the Fund needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amounts by which the option is in-the-money). Although The Asset Management Group does not believe that OTC options are generally illiquid, pending resolution of this issue, each Fund will conduct their operations in conformity with the views of the Commission staff.

BORROWINGS

         Each Fund (except New Asia Growth Fund and International Stock Fund) may borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while such outstanding borrowings in excess of 5% of its net assets exists). If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

         New Asia Growth Fund and International Stock Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions, to hedge against currency movements or for investment purposes. Each such Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

         Borrowing for investment purposes is generally known as "leveraging." Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit, which would increase the cost of borrowing over the stated interest rate.

         Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements which are considered to be borrowings under the Investment Company Act of 1940 (the " 1940 Act"). At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account cash or liquid assets having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account so that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement. LOANS OF PORTFOLIO SECURITIES

         Each of the Funds may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, The Asset Management Group or its Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily by The Asset Management Group or its Sub-Adviser. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of such Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which such Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that had delivered cash-equivalent collateral. No Fund will lend securities having a value that exceeds 30% (33 1/3% with respect to New Asia Growth Fund and International Stock Fund) of the current value of its total assets. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, The Asset Management Group, BISYS, or, the Sub-Advisers.

         The Trust has entered into a Securities Lending Agreement with BISYS Fund Services Ohio, Inc. and Canter Fitzgerald & Co. to implement a securities lending program (see "Management - Administrator and Distributor" below). The Trust is a party to an exemptive order received by BISYS from the Commission, which would permit the Funds to (i) pool the cash collateral from securities loans and have the collateral managed by the Adviser, (ii) invest the cash collateral in one or more series of BISYS Securities Lending Management LLC, a private investment company managed by BISYS for that purpose, and (iii) loan securities to any broker-dealer affiliated with BISYS.

REPURCHASE AGREEMENTS

         Each of the Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily by The Asset Management Group or its Sub-Adviser. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

OTHER INVESTMENT COMPANIES

         In connection with the management of its daily cash position, each Fund may also invest in securities issued by other investment companies, including (to the extent permitted by the 1940 Act) other investment companies managed by The Asset Management Group. New Asia Growth Fund and International Stock Fund may also invest in securities issued by other investment companies by purchasing the securities of certain foreign investment funds or trusts called passive foreign investment companies.

         Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each of the Funds intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, and (d) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total stock of any one closed-end company.

         As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Accordingly, in addition to bearing their proportionate share of the relevant Fund's expenses (i.e., management fees and operating expenses), shareholders will also indirectly bear similar expenses of such other investment companies or trusts. However, The Asset Management Group has undertaken to waive or reimburse the Funds its advisory fees with respect to Fund assets so invested (except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition).

         Investments by New Asia Growth Fund or International Stock Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of an investment in other investment companies.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS

         Each of the Funds (other than the Ultra Short Government Fund and Short Intermediate U.S. Government Securities Fund) may invest in Real Estate Mortgage Investment Conduits ("REMICs"). REMICs are a pass-through vehicle created to issue multiclass Mortgage Backed Securities. REMICs may be organized as corporations, partnerships, or trusts and those meeting certain qualifications are not subject to double taxation. Interests in REMICs may be senior or junior, regular (debt instruments) or residual (equity interests).

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

         Each of the Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. The forward commitments and when-issued purchases are not expected to exceed 25% of the value of any of the Funds' total assets absent unusual market conditions.

         The Funds will not start earning interest or dividends on when-issued securities until they are received. The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date such Fund agrees to purchase the securities. Each Fund will segregate liquid assets in an amount at least equal in value to such Fund's commitment to purchase securities on a when-issued or forward commitment basis. If the value of these assets declines, the Fund will segregate additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

         The business of the Trust is managed under the direction and control of its Board of Trustees. The name, age and principal occupations during the past five years of each of the Trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk (*).

         Craig Warren* (39), Trustee and President - 111 South King Street, Honolulu, Hawaii 96813. Senior Vice President and Manager of Bank of Hawaii - Investment Products Division (2000- present); Vice President of Bank of Hawaii - Product and Asset Acquisition (1994-2000); Senior Financial Analyst of Federal Home Loan Bank of San Francisco Marketing Strategies and Analysis Division (1993-1994); Chief Financial Officer of Wells Fargo Securities, Inc. (1990-1992); Vice President of Wells Fargo Bank - Private Banking Group (1987-1992).

         Walter J. Laskey* (60), Trustee and Executive Vice President - 130 Merchant Street, Suite 240, Honolulu, HI 96813. Vice Chairman of Bank of Hawaii
- Financial Services Group (2001-present); Executive Vice President of Bank of Hawaii - Private Client and Institutional Services (1993-2001).

         Douglas Philpotts* (70), Trustee - 55 Dowsett Avenue, Honolulu, Hawaii 96817. Chairman of the Board of Directors (1992-1994), President (1986-1992) and Director (1984-1994) of Pacific Century Trust (formerly Hawaiian Trust Co., LTD.); Director of Victoria Ward; Director of Bishop Insurance of Hawaii, Inc.; Trustee of The Strong Foundation; Trustee of Cash Assets Trust, U.S. Treasuries Cash Assets Trust, Hawaiian Tax-Free Trust and Tax-Free Cash Assets Trust (1992-present); Affiliated with The Pacific Club, Oahu Country Club, Punahou O-Mens Club, and University of Hawaii Foundation President's Club. Formerly a Director and Officer of various cultural, educational, community and professional organizations.

         Richard W. Gushman II (55), Trustee - 700 Bishop Street, Suite 200, Honolulu, Hawaii 96813. President and Chief Executive Officer of OKOA, INC., a private Hawaii corporation involved in commercial real estate (1985- present); Adviser to RAMPAC, Inc., a wholly owned subsidiary of the Bank of Hawaii, involved with commercial real estate finance; Trustee of Cash Assets Trust, Tax-Free Cash Assets Trust and U.S. Treasuries Cash Assets Trust (1993-present); Trustee of The Estate of James Campbell; Member of the Boards of Aloha United Way, Boys and Girls Club of Honolulu, Oceanic Cablevision, Inc., SERVCO Pacific, Inc., Outrigger Hotels, Inc., United Way of America, Hawaii Pacific University and University of Hawaii Foundation.

         Stanley W. Hong (65), Trustee - 1132 Bishop Street, Honolulu, Hawaii 96813. President and Chief Executive Officer of The Chamber of Commerce of Hawaii (1996-present); Business Consultant (1994-1996); Senior Vice President of McCormack Properties, Ltd. (1993-1994); President and Chief Executive Officer of the Hawaii Visitors Bureau (1984-1993); Vice President, General Counsel and Corporate Secretary at Theo Davies & Co., Ltd., a multiple business company (1973-1984); formerly Legislative Assistant to U.S. Senator Hiram L. Fong; Member of the Boards of Directors of several community organizations; Trustee of Cash Assets Trust, Tax-Free Cash Assets Trust and U.S. Treasuries Cash Assets Trust (1993-present); Director of Central Pacific Bank (1995-present); Trustee of the Nature Conservancy of Hawaii (1990-present); Regent of Chaminade University of Honolulu (1990-present).

         Russell K. Okata (57), Trustee - 888 Mililani Street, Suite 601, Honolulu, Hawaii 96813-2991. Executive Director of the Hawaii Government Employees Association since 1981. Trustee of Cash Assets Trust, Tax-Free Cash Assets Trust and U.S. Treasuries Cash Assets Trust (1993-present); Chairman of the Royal State National Insurance Co., Ltd. and Royal State Group (1988-present); Vice-President of the Hawaii State AFL-CIO (1972-present) and the American Federation of State, County & Municipal Employees, AFL-CIO (1981-present); and Trustee of various community organizations including the Blood Bank of Hawaii, Rehabilitation Hospital of the Pacific and Public Schools of Hawaii Foundation.

         Oswald K. Stender (70), Trustee - 925 Bethel Street, Suite 101, Honolulu, Hawaii 96813. Trustee of Office of Hawaiian Affairs (2000-present); Trustee of Bernice Pauahi Bishop Estate (1990-1999); Director of Hawaiian Electric Industries, Inc., a public utility holding company (1993-present); Senior Advisor to the Trustees of The Estate of James Campbell (1988-1989); and Chief Executive Officer (1976-1988); Director of several housing and real estate associations; Director, member or trustee of several community organizations; Trustee of Cash Assets Trust, Tax-Free Cash Assets Trust and U.S. Treasuries Cash Assets Trust (1993-present).

        Gregory Maddox (33), Executive Vice President and Secretary - 2213 5th Avenue, San Diego, CA 92101, San Diego, California 92101. Director of BISYS Fund Services (1991-present).

         Andrew Spencer (36), Executive Vice President - 130 Merchant Street, Suite 240, Honolulu, HI 96813. Vice President and Manager of Bank of Hawaii - Investment Products Division (2001-present); Assistant Vice President of M&T Bank (1998-2001); Manager of Xerox Corporation - Product Development (1988-1998).

         Alaina V. Metz (34), Vice President - Chief Administrative Officer of BISYS Fund Services - Blue Sky Compliance (1995-present); Alliance Capital Management, L.P. (1989-1995).

         William J. Tomko (42), Vice President - President of BISYS Fund Services (1987-present).

         Nadeem Yousaf (32), Treasurer - Vice President, Financial Services, BISYS Fund Services (1999 - present); Director of Canadian Operations, Investors Bank and Trust (1997-1999); Assistant Manager - Investment Management Services Group, PriceWaterhouseCoopers LLP (1994-1997).

         As of November 1, 2001, Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund.

         Trustees of the Trust who are not officers or employees of the Trust, BISYS, The Asset Management Group or its Sub-Advisers are entitled to receive from the Trust a quarterly retainer and a fee for each Board of Trustees meeting attended. All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. The following table sets forth the fees and expenses paid by each Fund to the Trustees for the fiscal year ended July 31, 2001:

                                                                    AGGREGATE TRUSTEES' FEES AND
                                                                    EXPENSES FOR THE FISCAL YEAR
FUND                                                                ENDED JULY 31, 2001
----                                                                -------------------
Diversified Fixed Income Fund                                                $ 16,180
Growth and Income Fund                                                       $ 14,873
Growth Stock Fund                                                            $ 36,645
New Asia Growth Fund                                                         $  1,902
Short Intermediate U.S. Government Securities Fund                           $  1,953
Tax-Free Securities Fund                                                     $ 28,922
Tax-Free Short Intermediate Securities Fund                                  $  2,770
International Stock Fund                                                     $  7,486
Value Fund                                                                   $ 13,599
Small Cap Fund                                                               $  2,561
Balanced Fund                                                                $ 13,968
Ultra Short Government Fund                                                  $  3,473



         The following table sets forth the aggregate compensation paid by the Trust to the Trustees who are not officers and employees of the Trust, BISYS, The Asset Management Group or its Sub-Advisers and the aggregate compensation paid to such Trustees by all investment companies (including the Trust) advised by The Asset Management Group for the periods indicated.


                                                   PENSION OR                               TOTAL
                                                   RETIREMENT                               COMPENSATION
                             AGGREGATE             BENEFITS           ESTIMATED             FROM TRUST AND
                             COMPENSATION          ACCRUED AS         BENEFITS              OTHER FUNDS
                             FROM                  PART OF FUND       UPON                  ADVISED BY
NAME OF TRUSTEE              TRUST (1)             EXPENSES           RETIREMENT            THE ASSET MANAGEMENT GROUP(1)(2)
---------------              ---------             --------           ----------            --------------------------------
Richard W. Gushman II         $25,500               None                 None                   $68,950

Stanley W. Hong               $25,500               None                 None                   $66,950

Russell K. Okata              $25,500               None                 None                   $66,950

Douglas Philpotts             $25,500               None                 None                   $60,950

Oswald K. Stender             $25,500               None                 None                   $67,950


(1)      Provided for the fiscal year ended July 31, 2001.

(2) In addition to the Trust, each of the Trustees served on the boards of one other investment company advised by The Asset Management Group, comprising four separate funds.

         Officers, trustees, directors, employees and retired employees of the Trust, The Asset Management Group and its affiliates, and BISYS and its affiliates, and their spouses and children, may purchase Class A shares of the Funds with no sales charge, as the Board of Trustees believes that sales to such persons do not involve the normal types of sales efforts associated with distribution of the Trust's shares. In addition, from time to time Bank of Hawaii may enter into normal investment management, commercial banking and lending arrangements with one or more of the Trustees of the Trust and their affiliates. It currently has such arrangements with Mr. Gushman and certain of his affiliated companies.

INVESTMENT ADVISER

         Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), each of the Funds is advised by The Asset Management Group of Bank of Hawaii, an investment adviser registered with the Commission. Subject to the supervision of the Board of Trustees (and, in the case of the New Asia Growth Fund, Small Cap Fund and International Stock Fund, the delegation of certain of its duties to Sub-Advisers), The Asset Management Group provides a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Asset Management Group provides services under the Advisory Agreement in accordance with each of the Funds' investment objectives, policies, and restrictions.
         For its services under the Advisory Agreement, The Asset Management Group receives compensation from each Fund based on a percentage of the Fund's average daily net assets. The rate of advisory fees payable by each Fund to The Asset Management Group is set forth in the prospectus. The following table sets forth the aggregate fees paid by each Fund pursuant to its Advisory Agreement for the fiscal years ended July 31, 2001, July 31, 2000, and July 31, 1999:

                 COMPENSATION PAID TO THE ASSET MANAGEMENT GROUP

                          UNDER THE ADVISORY AGREEMENT

                        FOR THE FISCAL YEAR ENDED      FOR THE FISCAL YEAR ENDED      FOR THE FISCAL YEAR ENDED
                             JULY 31, 2001                   JULY 31, 2000                   JULY 31, 1999
                             -------------                   -------------                   -------------
                     AGGREGATE                    AGGREGATE                       AGGREGATE
                    ADVISORY FEE                 ADVISORY FEE                    ADVISORY FEE
                    PAID (AFTER                  PAID (AFTER                     PAID (AFTER
                     WAIVER AS     AGGREGATE      WAIVER AS      AGGREGATE        WAIVER AS      AGGREGATE
FUND                APPLICABLE)    FEE WAIVED     APPLICABLE)    FEE WAIVED       APPLICABLE)    FEE WAIVED
                    ----------     ----------     ----------     ----------     ----------     ----------
Diversified         $1,103,194     $  367,731     $1,056,998     $  352,337     $  832,870      $   277,623
Fixed Income
Fund

Growth and          $1,664,808            N/A     $1,654,881            N/A     $1,407,043            N/A
Income Fund

Growth Stock        $3,800,608            N/A     $4,158,713            N/A     $3,174,082            N/A
Fund

New Asia            $  228,821            N/A     $  240,044            N/A     $  149,051
N/A
Growth Fund

Short               $   87,338     $   58,227     $   89,319     $   59,546     $   85,277     $   54,052
Intermediate
U.S. Treasury
Securities Fund

Tax-Free            $2,055,656     $  685,219     $1,923,583     $  641,203     $1,922,008     $  640,669
Securities Fund

Tax-Free Short      $  169,644     $   42,410     $  179,198     $   44,799     $   200,190    $   50,048
Intermediate
Securities Fund

International       $  973,751     $   97,374     $1,125,515     $  112,550     $  405,835     $   40,593
Stock Fund

Value Fund          $1,755,501            N/A     $1,441,169            N/A     $  317,642            N/A

Small Cap Fund      $  416,451     $   41,645     $  361,478     $   36,147     $  204,585     $   20,458

Balanced Fund       $1,387,644     $  198,233     $1,419,788     $  202,824     $  149,582     $   21,369

Ultra Short
Government Fund     $  111,466     $  199,033     $        0     $   15,720           N/A             N/A

         The Advisory Agreement provides that The Asset Management Group will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement.

         The Advisory Agreement will continue in effect with respect to each Fund provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreement may be terminated with respect to any Fund on 60 days' written notice by either party and will terminate automatically if assigned.

         From time to time, the Funds, to the extent consistent with their investment objectives, policies and restrictions, may invest in securities of companies with which The Asset Management Group has a lending relationship.

SUB-ADVISERS

         Nicholas Applegate Capital Management serves as Sub-Adviser to International Stock Fund and Small Cap Funds. It is an indirect, wholly owned subsidiary of Allianz AG, one of the world's leading financial services companies. First State (Hong Kong) LLC serves as Sub-Adviser to New Asia Growth Fund. It is an indirect, wholly owned subsidiary of First State Investments. Pursuant to sub-advisory agreements with The Asset Management Group (each a "Sub-Advisory Agreement"), each Sub-Adviser provides a continuous investment program, including investment research and management with respect to all securities and investments and cash equivalents in the Funds, subject to supervision of The Asset Management Group and the Board of Trustees.

         For its services, The Asset Management Group pays the Sub-Advisers a fee, computed daily and payable quarterly, equal on an annual basis, to 0.65% of the average daily net assets of International Stock Fund, 0.60% of the average daily net assets of Small Cap Fund and 0.50% of New Asia Growth Fund's average daily net assets. The Sub-Advisers' fees are paid by The Asset Management Group, and the Funds do not pay any incremental fees for the services of the Sub-Advisers. For the fiscal years ended July 31, 2001, July 31, 2000 and July 31, 1999, The Asset Management Group paid sub-advisory fees to the Sub-Advisers and their predecessors in the amount of $127,072, $133,358, and $82,806, respectively, for services provided to New Asia Growth Fund; $609,014, $731,585, and $264,683, respectively, for services provided to International Stock Fund; and $249,612, $216,887, and $122,751, respectively, for services provided to Small Cap Fund. Each Sub-Advisory Agreement has provisions limiting the liability of the Sub-Adviser similar to those in the Advisory Agreement. The Sub-Advisory Agreements will continue in effect beyond their initial two year terms, provided their continuance is approved annually in the same manner as the Advisory Agreement. Each Sub-Advisory Agreement may be terminated at any time with respect to a Fund without penalty on 60 days' written notice by either party, by the Board of Trustees or by the vote of a majority of the Fund's outstanding voting securities. Each Sub-Advisory Agreement will terminate automatically if assigned.

ADMINISTRATOR AND DISTRIBUTOR

         Under its Administration Agreement with the Trust, BISYS Fund Services Ohio, Inc. ("BISYS Ohio") furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by The Asset Management Group. BISYS and BISYS Ohio are each a wholly-owned subsidiary of The BISYS Group, Inc. For expenses assumed and services provided as administrator pursuant to the Administration Agreement, BISYS Ohio is entitled to receive a fee from each Fund, computed daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of the Fund. BISYS served the Trust as administrator under the predecessor to the current Administration Agreement. The following table sets forth the aggregate fees paid, after giving effect to fee waivers, by each Fund to BISYS for services provided pursuant to the predecessor to the current Administration Agreement for the fiscal years ended July 31, 2001, July 31, 2000, and July 31, 1999:


                                 (See Next Page)

                           COMPENSATION PAID TO BISYS
                       UNDER THE ADMINISTRATION AGREEMENT
                                 (AFTER WAIVERS)

                                                       FISCAL YEAR      FISCAL YEAR  FISCAL YEAR
                                                        ENDED           ENDED           ENDED
FUND                                                JULY 31, 2001   JULY 31, 2000   JULY 31, 1999
----                                                -------------   -------------   -------------
Diversified Fixed Income Fund                          $392,249       $375,824       $296,134
Growth and Income Fund                                 $332,965       $330,978       $281,411
Growth Stock Fund                                      $760,129       $831,746       $634,822
New Asia Growth Fund                                   $ 38,137       $ 40,007       $ 24,842
Short Intermediate U.S Treasury Securities Fund        $ 43,670       $ 44,660       $ 42,639
Tax-Free Securities Fund                               $731,056       $683,946       $683,385
Tax-Free Short Intermediate Securities Fund            $ 63,616       $ 67,200       $ 75,071
International Stock Fund                               $155,802       $180,083       $ 64,936
Value Fund                                             $351,103       $288,235       $ 63,529
Small Cap Fund                                         $ 66,633       $ 57,837       $ 32,734
Balanced Fund                                          $317,178       $324,524       $ 34,191
Ultra Short Government                                 $ 64,006       $  1,820            N/A

         The Administration Agreement contains provisions limiting the liability of BISYS Ohio and requiring its indemnification by the Trust similar to those in the Advisory Agreement. The Administration Agreement will continue in effect until December 31, 2001, and from year to year thereafter, unless terminated at any time by either party for cause (as defined in the Agreement), or at the end of any such period, on 60 days' written notice. If the Agreement is terminated by the Trust prior to the end of any such period for any reason other than cause, the Trust is required to make a one-time liquidated damages payment to BISYS Ohio equal to the lesser of one year's fees or the fees due for the balance of the term.

         The Trust has also retained BISYS Ohio to provide the Trust with certain fund accounting services pursuant to a Fund Accounting Agreement. For services provided under the Agreement, BISYS Ohio is entitled to receive a fee from each Fund, computed and paid monthly, at an annual rate equal to 0.03% of the average daily net assets of the Fund up to $300 million, 0.025% of the next $250 million of average daily net assets, and 0.02% of the Fund's average daily net assets in excess of $550 million. The term of the Agreement, and its provisions regarding termination, limitation of liability, and indemnification, are similar to those of the Trust's Administration Agreement with BISYS Ohio.


                                 (See Next Page)

         The following table sets forth the aggregate fees paid by each Fund to BISYS Ohio for fund accounting services for the fiscal years ended July 31, 2001, July 31, 2000, and July 31, 1999 under the predecessor to the current Fund Accounting Agreement.

                         COMPENSATION PAID TO BISYS OHIO
                       UNDER THE FUND ACCOUNTING AGREEMENT

                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                         ENDED                ENDED            ENDED
FUND                                 JULY 31, 2001        JULY 31, 2000    JULY 31, 1999
----                                -----------------   -----------------  -----------------
Diversified Fixed Income Fund           $ 83,530            $ 79,659           $ 63,480
Growth and Income Fund                  $ 67,076            $ 66,148           $ 57,307
Growth Stock Fund                       $137,536            $147,583           $117,822
New Asia Growth Fund                    $ 14,920            $ 16,313           $ 13,599
Short Intermediate U.S. Treasury
Securities Fund                         $ 11,189            $ 10,744           $ 10,544
Tax-Free Securities Fund                $154,324            $147,879           $144,718
Tax-Free Short Intermediate
Securities Fund                         $ 19,055            $ 19,823           $ 21,449
International Stock Fund                $ 45,050            $ 50,290           $ 21,774
Value Fund                              $ 70,686            $ 58,487           $ 14,721
Small Cap Fund                          $ 17,392            $ 16,153           $  9,600
Balanced Fund                           $ 70,208            $ 70,849           $  7,781
Ultra Short Government Fund             $ 29,639            $  1,446                N/A


         BISYS Fund Services Limited Partnership d/b/a/ BISYS Fund Services ("BISYS") has also entered into a Distribution Agreement with the Trust pursuant to which it engages in a continuous distribution of shares of the Funds. For its services, BISYS is entitled to a distribution fee, as set forth in the Distribution and Shareholder Service Plans for each of the Class A and Class B shares ("Class A Distribution Plan" and "Class B Distribution Plan," respectively). The Class A Distribution Plan and the Class B Distribution Plan have been adopted pursuant to Rule 12b-1 under the 1940 Act. See "Distribution and Shareholder Service Plans" below.

         Pursuant to the Distribution Agreement, BISYS has agreed to use appropriate efforts to solicit orders for sales of shares of the Funds, but is not obligated to sell and specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Advisory Agreement. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify BISYS to the extent permitted by applicable law against certain liabilities under the Securities Act and the 1940 Act.

         BISYS Ohio and Cantor Fitzgerald & Co. have also entered into a Securities Lending Agreement with the Trust, pursuant to which BISYS Ohio provides certain administrative services in connection with the Trust's securities lending program, which is implemented through Cantor Fitzgerald as lending agent. Pursuant to the Agreement, the Trust pays BISYS Ohio 35% of the total monthly earnings derived from the lending program, and BISYS Ohio pays Cantor Fitzgerald's fees.

         As of the date of this Statement of Additional Information the Trust's lending program has not commenced operations. Pursuant to the Securities Lending Agreement, the Trust has agreed to indemnify BISYS Ohio against certain liabilities other than those arising as a result of its gross negligence or willful misconduct.

TRANSFER AGENT

         BISYS Fund Services, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc., serves as Transfer Agent for each of the Funds.

CODE OF ETHICS

         The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act (the"Code"). The Code restricts the investing activities of Fund officers, Trustees and advisory persons and, as described below, imposes additional, more onerous restrictions on Fund investment personnel.

         All persons covered by the Code are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment. In addition, all persons covered by the Code are prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case maybe), or is being considered for purchase or sale, by a Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods" which prohibit trading by investment personnel of a Fund within periods of trading by the Fund in the same security and a ban on short-term trading in securities.


                   DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

         The Trust has adopted for the Class A and Class B shares of each of the Funds the Class A Distribution Plan and the Class B Distribution Plan under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. The Class A Distribution Plan and the Class B Distribution Plan of each of the Funds were adopted by the Board of Trustees, including a majority of the trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to the Distribution Plans (the "Qualified Trustees").

         The Board of Trustees approved the Plans to stimulate sales of shares of the Funds in the face of competition from a variety of other investment companies and financial products, in view of the potential advantages to shareholders of the Funds of continued growth of the asset bases of the Funds, including greater liquidity, more investment flexibility and achievement of greater economies of scale.

         The Class A Distribution Plan provides that BISYS is entitled to receive from each Fund a fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of the Fund attributable to the Fund's Class A shares. The Class B Distribution Plan provides that BISYS is entitled to receive from each Fund a fee in an amount not to exceed on an annual basis 1.00% of the average daily net asset value of the Fund attributable to the Fund's Class B shares. The distribution fee compensates BISYS for the following: (a) payments BISYS makes to banks and other institutions and industry professionals, such as broker/dealers, including The Asset Management Group, BISYS and their affiliates or subsidiaries, pursuant to agreements in connection with providing sales and/or administrative support services to the holders of a Fund's Class A and Class B shares; and (b) payments to financial institutions and industry professionals (such as insurance companies, investment counselors, and BISYS' affiliates and subsidiaries) for distribution services provided and expenses assumed in connection with distribution assistance, including, but not limited to, printing and distributing prospectuses to persons other than current Class A and Class B shareholders of a Fund, printing and distributing advertising and sales literature and reports to Class A and Class B shareholders in connection with the sale of a Fund's shares, and providing personnel and communication equipment used in servicing shareholder accounts and prospective Class A and Class B shareholder inquiries.

         Until further notice, BISYS voluntarily intends to waive a portion of the Class A distribution fee for the current fiscal year to limit the fee to 0.25% of the average daily net assets value attributed to Class A shares on an annual basis. The distribution fees are paid to BISYS only to compensate or reimburse it for actual payments or expenses incurred as described above. The distribution fees paid by the Funds to BISYS for services provided under the Class A and Class B Distribution Plans for the fiscal year ended July 31, 2001, restated to reflect fee waivers, are set forth in the table below.

         Distribution fees paid under the Class A and Class B Distribution Plans were as follows:

                                                                            AGGREGATE DISTRIBUTION FEES PAID
                                                                            FOR FISCAL YEAR ENDED JULY 31, 2001
                                                                                           (AFTER WAIVER)
                                                                                           --------------
                                                                             CLASS A                          CLASS B
                                                                             -------                          -------
                                                                  RETAINED                         RETAINED
                                                                    BY              PAID TO           BY              PAID TO
FUND                                                              BISYS             OTHERS           BISYS            OTHERS
----                                                             ------            --------        --------          --------
Diversified Fixed Income Fund                                    $     --          $ 17,137        $     --          $ 33,818
Growth and Income Fund                                                 --            28,349              --           148,342
Growth Stock Fund                                                      --            68,712              --           277,398
New Asia Growth Fund                                                   --             5,470              --             6,476
Short Intermediate U.S. Government Securities Fund                     --             2,067             N/A               N/A
Tax-Free Securities Fund                                               --            19,205              --            36,455
Tax-Free Short Intermediate Securities Fund                            --             4,110             N/A               N/A
International Stock Fund                                               --             8,779              --            10,630
Value Fund                                                             --             5,452              --            12,449
Small Cap Fund                                                         --             1,586              --             4,449
Balanced Fund                                                          --               665              --            15,103
Ultra Short Government Fund                                            --            26,957              --             5,241

         The Class A Distribution Plan and Class B Distribution Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Qualified Trustees. Each Distribution Plan may be terminated at any time with respect to any Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the appropriate class of the Fund. A Distribution Plan may not be amended to increase materially the amounts payable thereunder by a Fund without the approval of a majority of the outstanding voting securities of the appropriate class of the Fund, and no material amendment to the Distribution Plans may be made except by a majority of both the Trustees of the Trust and the Qualified Trustees.

                      CALCULATION OF YIELD AND TOTAL RETURN

YIELD

         The Funds may advertise certain yield information. As and to the extent required by the Commission, yield will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                     YIELD = 2[( a-b ) to the 6th power - 1]
                                       cd

where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of the Funds includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Funds' net investment income. For purposes of sales literature, yield on Class A shares also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

         The tax-equivalent yield for the Tax-Free Funds also may be computed by dividing that portion of the yield of the Funds which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Funds that is not tax-exempt.

         The yields for the Funds will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Funds.

         In addition, investors should recognize that changes in the net asset values of shares of the Funds will affect the yields of such Funds for any specified period, and such changes should be considered together with a Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Funds may be useful in reviewing the performance of the Funds and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

TOTAL RETURN

         The Funds may advertise certain total return information. As and to the extent required by the Commission, an average annual compound rate of return ("T") will be computed by using the value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula:

                          ERV = P(1+T) to the Nth Power

Aggregate total return will be calculated similarly to average annual total return except that the return figure will be aggregated over the relevant period rather than annualized. In addition, the Funds may also, at times, calculate total return of Class A shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effects of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a volume discount) was assessed, provided that total return data for the Class A shares derived pursuant to the calculation described above also are presented.

OTHER INFORMATION

         From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

         From time to time, the Trust may also quote the Funds' performance in advertising and other types of literature as compared to the performance of the S&P 500 Index, the Dow Jones Industrial Average, indices of bonds, stocks or government securities, and other mutual funds or mutual fund portfolios with comparable investment objectives and policies. This information may be based on data relating to various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation or data prepared by Lipper. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, USA Today, Fortune, CDA/Wiesenberger, Ibbotson Associates, Inc., Morningstar and local newspapers and periodicals.

         The S&P 500 Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The investment results of the Funds also may be compared, in reports and promotional literature, to the performance of the Consumer Price Index, the Salomon One Year Treasury Benchmark Index, the Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, the Schabacker Investment Management Indices, the Salomon Brothers High Grade Bond Index, the Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, Lehman Brothers Government/Credit Bond Index, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, and Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts). This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA/Wiesenberger or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.
         The Trust also may discuss in advertising and other types of literature that one or more of the Funds has been assigned a rating by an NRSRO such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

PAST PERFORMANCE OF THE FUNDS

         The tables below set forth total return and yield information for the Class A, Class B and Class Y shares of the Funds. Information for Class B shares of the Funds, other than Balanced Fund, Value Fund, International Stock Fund and Small Cap Fund, is based on the information for the Class A Shares (adjusted for deferred sales loads), because these shares were not offered until March 1998. Information for Class B shares of these Funds for periods prior to their commencement of operations in March 1998 has not been adjusted for expenses applicable to the Class B shares, specifically the difference in 12b-1 fees charged to Class A and Class B shares. Future performance for Class B shares will be affected by the difference in 12b-1 fees charged.

DIVERSIFIED FIXED INCOME FUND

         The average annual and aggregate total return for the Diversified Fixed Income Fund includes the performance of a common trust fund ("Commingled") account advised by The Asset Management Group and managed the same as the Fund in all material respects, for periods dating back to October 31, 1977, and prior to commencement of operations of the Fund's Class A, B and Y shares. Such performance is adjusted to reflect the expenses associated with the Fund. The Commingled account was not registered with the Commission under the 1940 Act, and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected.


                                    CLASS A*                    CLASS B*                        CLASS Y*
                                    --------                    --------                        --------
                                         REDEEMABLE                      REDEEMABLE                       REDEEMABLE
                                         VALUE OF A        EXPRESSED       VALUE OF A                     VALUE OF A
                             EXPRESSED  HYPOTHETICAL         AS A        HYPOTHETICAL    EXPRESSED       HYPOTHETICAL
                               AS A        $1000          PERCENTAGE        $1000           AS A             $1000
                            PERCENTAGE   INVESTMENT          BASED        INVESTMENT     PERCENTAGE        INVESTMENT
                            BASED ON A       AT               ON A            AT         BASED ON A            AT
                           HYPOTHETICAL   THE END         HYPOTHETICAL     THE END      HYPOTHETICAL        THE END
                             $1000         OF THE            $1000         OF THE           $1000           OF THE
PERIOD                     INVESTMENT      PERIOD          INVESTMENT       PERIOD        INVESTMENT        PERIOD
------                     ----------      ------          ----------       ------        ----------        ------
                           AVERAGE ANNUAL TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

One year ended
July 31, 2001                7.94%         $1,079             7.68%         $1,077            12.83%         $1,128

Five years ended
July 31, 2001                5.93%         $1,334             6.13%         $1,346             7.03%         $1,405

Ten years ended
July 31, 2001                6.74%         $1,919             6.92%         $1,952             7.48%         $2,058

Inception* to
July 31, 2001                4.22%         $2,667             4.67%         $2,710             4.67%         $2,959



                             AGGREGATE TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**


One year ended
July 31, 2001                7.94%         $1,079             7.68%         $1,077            12.83%         $1,128

Five years ended
July 31, 2001               33.35%         $1,334            34.64%         $1,346            40.46%         $1,405

Ten years ended
July 31, 2001               91.92%         $1,919            95.18%         $1,952           105.82%         $2,058

Inception* to
July 31, 2001              166.73%         $2,667           171.04%         $2,710           195.86%         $2,959


YIELD
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

30 Days ended
July 31, 2001        4.47%          3.91%      4.90%
* Class A and Class Y shares of the Fund commenced operation on October 4, 1994. The Class B shares of the Fund commenced operation on March 2, 1998.

** The maximum applicable sales charge on the Class A shares is 4.0%. The maximum deferred sales charge on the Class B shares is 5.0%. There is no sales charge imposed in connection with the purchase of Class Y shares.

GROWTH AND INCOME FUND

         The average annual and aggregate total return for the Growth and Income Fund includes the performance of a common trust fund ("Commingled") account advised by The Asset Management Group and managed the same as the Fund in all material respects, for periods dating back to October 31, 1977, and prior to commencement of operations of the Fund's Class A, B and Y shares. Such performance is adjusted to reflect the expenses associated with the Fund. The Commingled account was not registered with the Commission under the 1940 Act, and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account performance may have been adversely affected.

                                    CLASS A*                    CLASS B*                        CLASS Y*
                                    --------                    --------                        --------
                                         REDEEMABLE                      REDEEMABLE                       REDEEMABLE
                                         VALUE OF A        EXPRESSED       VALUE OF A                     VALUE OF A
                             EXPRESSED  HYPOTHETICAL         AS A        HYPOTHETICAL    EXPRESSED       HYPOTHETICAL
                               AS A        $1000          PERCENTAGE        $1000           AS A             $1000
                            PERCENTAGE   INVESTMENT          BASED        INVESTMENT     PERCENTAGE        INVESTMENT
                            BASED ON A       AT               ON A            AT         BASED ON A            AT
                           HYPOTHETICAL   THE END         HYPOTHETICAL     THE END      HYPOTHETICAL        THE END
                             $1000         OF THE            $1000         OF THE           $1000           OF THE
PERIOD                     INVESTMENT      PERIOD          INVESTMENT       PERIOD        INVESTMENT        PERIOD
------                     ----------      ------          ----------       ------        ----------        ------
                           AVERAGE ANNUAL TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

One year ended
July 31, 2001            -27.42%         $   726         -27.54%         $   725         -24.19%         $   758

Five years ended
July 31, 2001             13.33%         $ 1,869          13.52%         $ 1,885          14.49%         $ 1,967

Ten years ended
July 31, 2001             11.11%         $ 2,868          11.26%         $ 2,907          11.81%         $ 3,053

Inception* to
July 31, 2001             10.15%         $ 9,941          10.22%         $10,074          10.60%         $10,937


                             AGGREGATE TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

One year ended
July 31, 2001            -27.42%         $   726         -27.54%         $   725         -24.19%         $   758

Five years ended
July 31, 2001             86.93%         $ 1,869          88.54%         $ 1,885          96.70%         $ 1,967

Ten years ended
July 31, 2001            186.77%         $ 2,868         190.72%         $ 2,907         205.25%         $ 3,053

Inception* to
July 31, 2001            894.11%         $ 9,941         907.42%         $10,074         993.68%         $10,937

                                      YIELD
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

30 Days ended
July 31, 2001     -0.19%            -0.93%           -0.04%

* Class A and Class Y shares of the Fund commenced operation on October 14, 1994. The Class B shares of the Fund commenced operation on March 2, 1998.

* The maximum applicable sales charge on the Class A shares is 4.0%. The maximum deferred sales charge on the Class B shares is 5.0%. There is no sales charge imposed in connection with the purchase of Class Y shares.

GROWTH STOCK FUND

         The average annual and aggregate total return for the Growth Stock Fund includes the performance of a common trust fund ("Commingled") account advised by The Asset Management Group and managed the same as the Fund in all material respects, for periods dating back to October 31, 1977, and prior to commencement of operations of the Fund's Class A, B and Y shares. Such performance is adjusted to reflect the expenses associated with the Fund. The Commingled account was not registered with the Commission under the 1940 Act, and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected.

                                    CLASS A*                    CLASS B*                        CLASS Y*
                                    --------                    --------                        --------
                                         REDEEMABLE                      REDEEMABLE                       REDEEMABLE
                                         VALUE OF A        EXPRESSED       VALUE OF A                     VALUE OF A
                             EXPRESSED  HYPOTHETICAL         AS A        HYPOTHETICAL    EXPRESSED       HYPOTHETICAL
                               AS A        $1000          PERCENTAGE        $1000           AS A             $1000
                            PERCENTAGE   INVESTMENT          BASED        INVESTMENT     PERCENTAGE        INVESTMENT
                            BASED ON A       AT               ON A            AT         BASED ON A            AT
                           HYPOTHETICAL   THE END         HYPOTHETICAL     THE END      HYPOTHETICAL        THE END
                             $1000         OF THE            $1000         OF THE           $1000           OF THE
PERIOD                     INVESTMENT      PERIOD          INVESTMENT       PERIOD        INVESTMENT        PERIOD
------                     ----------      ------          ----------       ------        ----------        ------
                           AVERAGE ANNUAL TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

One year ended
July 31, 2001             -32.83%         $   672          -32.56%         $   674           29.84%         $   702

Five years ended
July 31, 2001              15.01%         $ 2,013           15.33%         $ 2,040           16.28%         $ 2,126

Ten years ended
July 31, 2001              12.37%         $ 3,029           12.57%         $ 3,267           13.10%         $ 3,426

Inception* to
July 31, 2001              12.19%         $15,031           12.17%         $15,278           12.58%         $16,691

                             AGGREGATE TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

One year ended
July 31, 2001             -32.83%         $   672          -32.56%         $   674          -29.84%         $   702

Five years ended
July 31, 2001             101.26%         $ 2,013          104.04%         $ 2,040          112.55%         $ 2,126

Ten years ended
July 31, 2001             220.95%         $ 3,029          226.70%         $ 3,267          242.55%         $ 3,426

Inception* to
July 31, 2001            1403.10%         $15,031         1427.76%         $15,278         1569.14%         $16,691

                                      YIELD
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

30 Days ended
July 31, 2001      -0.77%               -1.53%        -0.56%

* Class A and Class Y shares of the Fund commenced operation on October 14, 1994. The Class B shares of the Fund commenced operation on March 2, 1998.

** The maximum applicable sales charge on the Class A shares is 4.0%. The maximum deferred sales charge on the Class B shares is 5.0%. There is no sales charge imposed in connection with the purchase of Class Y shares.

SHORT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                                     CLASS A*                        CLASS Y*
                                     --------                        --------
                           EXPRESSED       REDEEMABLE        EXPRESSED     REDEEMABLE
                             AS A          VALUE OF A          AS A        VALUE OF A
                          PERCENTAGE      HYPOTHETICAL      PERCENTAGE    HYPOTHETICAL
                          BASED ON A          $1000         BASED ON A        $1000
                         HYPOTHETICAL      INVESTMENT      HYPOTHETICAL    INVESTMENT
                            $1000         AT THE END          $1000       AT THE END
PERIOD                    INVESTMENT      OF THE PERIOD     INVESTMENT    OF THE PERIOD
------                    ----------      -------------     ----------    -------------
                           AVERAGE ANNUAL TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**
One year ended
July 31, 2001                 8.14%         $1,081         10.84%         $1,108

Five years ended
July 31, 2001                 5.58%         $1,312          6.35%         $1,361

Inception* to
July 31, 2001                 4.59%         $1,409          5.16%         $1,468

                             AGGREGATE TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

One year ended
July 31, 2001                 8.14%         $1,081         10.84%         $1,108


Five years ended
July 31, 2001                31.18%         $1,312         36.06%         $1,361

Inception* to
July 31, 2001                40.27%         $1,409         46.84%         $1,468



                                      YIELD
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

30 Days ended
July 31, 2001               3.47%       3.80%

*         Class A shares of the Fund commenced operation on December 13, 1993.
          Class Y shares of the Fund commenced operation on October 14, 1994.

** The maximum applicable sales charge on the Class A shares of the Fund is 2.25%. The maximum deferred sales charge on the Class B shares is 5.0%. There is no sales charge imposed in connection with the purchase of Class Y shares of either Fund.

NEW ASIA GROWTH FUND

                                    CLASS A*                    CLASS B*                        CLASS Y*
                                    --------                    --------                        --------
                                         REDEEMABLE                      REDEEMABLE                       REDEEMABLE
                                         VALUE OF A        EXPRESSED       VALUE OF A                     VALUE OF A
                             EXPRESSED  HYPOTHETICAL         AS A        HYPOTHETICAL    EXPRESSED       HYPOTHETICAL
                               AS A        $1000          PERCENTAGE        $1000           AS A             $1000
                            PERCENTAGE   INVESTMENT          BASED        INVESTMENT     PERCENTAGE        INVESTMENT
                            BASED ON A       AT               ON A            AT         BASED ON A            AT
                           HYPOTHETICAL   THE END         HYPOTHETICAL     THE END      HYPOTHETICAL        THE END
                             $1000         OF THE            $1000         OF THE           $1000           OF THE
PERIOD                     INVESTMENT      PERIOD          INVESTMENT       PERIOD        INVESTMENT        PERIOD
------                     ----------      ------          ----------       ------        ----------        ------
                           AVERAGE ANNUAL TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**
One year ended
July 31, 2001             -28.58%         $  714          -28.27%         $  717         -24.56%          $  754

Five years ended
July 31, 2001              -1.85%         $  911           -1.44%         $  930          -0.58%          $  971

Inception* to
July 31, 2001               0.59%         $1,039            1.05%         $1,070           1.64%          $1,111


                             AGGREGATE TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

One year ended
July 31, 2001             -28.58%         $  714          -28.27%         $  717         -24.56%          $  754

Five years ended
July 31, 2001              -8.92%         $  911           -6.98%         $  930          -2.87%          $  971

Inception* to
July 31, 2001               3.88%         $1,039            6.96%         $1,070          11.11%          $1,111


* The Class A and Class Y shares of the Fund commenced operation on February 15, 1995. Class B shares of the Fund commenced operation on March 2, 1998.

** The maximum applicable sales charge on the Class A shares of the Fund is 5.25%. The maximum deferred sales charge on Class B shares is 5.0%. There is no sales charge imposed in connection with the purchase of Class Y shares of either Fund.

TAX FREE SECURITIES FUND

         The average annual and aggregate total return for the Tax Free Securities Fund includes the performance of a common trust fund ("Commingled") account advised by The Asset Management Group and managed the same as the Fund in all material respects, for periods dating back to October 31, 1977, and prior to commencement of operations of the Fund's Class A, B and Y shares. Such performance is adjusted to reflect the expenses associated with the Fund. The Commingled account was not registered with the Commission under the 1940 Act, and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected.

                                    CLASS A*                  CLASS B*                        CLASS Y*
                                    --------                  --------                        --------
                                         REDEEMABLE                    REDEEMABLE                   REDEEMABLE
                                         VALUE OF A      EXPRESSED       VALUE OF A                 VALUE OF A
                             EXPRESSED  HYPOTHETICAL       AS A        HYPOTHETICAL    EXPRESSED   HYPOTHETICAL
                               AS A        $1000        PERCENTAGE        $1000           AS A         $1000
                            PERCENTAGE   INVESTMENT        BASED        INVESTMENT     PERCENTAGE    INVESTMENT
                            BASED ON A       AT             ON A            AT         BASED ON A        AT
                           HYPOTHETICAL   THE END       HYPOTHETICAL     THE END      HYPOTHETICAL    THE END
                             $1000         OF THE          $1000         OF THE           $1000       OF THE
PERIOD                     INVESTMENT      PERIOD        INVESTMENT       PERIOD        INVESTMENT    PERIOD
------                     ----------      ------        ----------       ------        ----------    ------
                           AVERAGE ANNUAL TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**
One year ended
July 31, 2001              4.70%         $1,047           4.28%         $1,043           9.33%         $1,093

Five years ended
July 31, 2001              4.88%         $1,269           5.12%         $1,284           6.03%         $1,340

Ten years ended
July 31, 2001              5.70%         $1,741           5.91%         $1,776           6.44%         $1,866

Inception* to
July 31, 2001              3.08%         $2,057           3.17%         $2,099           3.53%         $2,281

                             AGGREGATE TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**
One year ended
July 31, 2001              4.70%         $1,047           4.28%         $1,043           9.33%         $1,093

Five years ended
July 31, 2001             26.90%         $1,269          28.35%         $1,284          33.99%         $1,340

Ten years ended
July 31, 2001             74.10%         $1,741          77.57%         $1,776          86.62%         $1,866

Inception* to
July 31, 2001            105.67%         $2,057         109.88%         $2,099         128.06%         $2,281

                                      YIELD
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**


30 Days Ended
July 31, 2001      3.43%              2.83%       3.82%

* Class A and Class Y shares of the Fund commenced operation on October 14, 1994. Class B shares of the Fund commenced operation on March 2, 1998.

** The maximum applicable sales charge on the Class A shares is 4.0%. The maximum deferred sales charge on the Class B shares is 5.0%. There is no sales charge imposed in connection with the purchase of Class Y shares.

TAX FREE SHORT INTERMEDIATE SECURITIES FUND

   The average annual and aggregate total return for the Tax Free Short-Intermediate Securities Fund includes the performance of a common trust fund ("Commingled") account advised by The Asset Management Group and managed the same as the Fund in all material respects, for periods dating back to March 31, 1988, and prior to commencement of operations of the Fund's Class A and Y shares. Such performance is adjusted to reflect the expenses associated with the Fund. The Commingled account was not registered with the Commission under the 1940 Act, and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected.

                                      CLASS A*                    CLASS Y*
                                      --------                    --------
                         EXPRESSED        REDEEMABLE     EXPRESSED     REDEEMABLE
                         AS A             VALUE OF A     AS A          VALUE OF A
                         PERCENTAGE       HYPOTHETICAL   PERCENTAGE    HYPOTHETICAL
                         BASED ON A       $1000          BASED ON A    $1000
                         HYPOTHETICAL     INVESTMENT     HYPOTHETICAL  INVESTMENT
                         $1000            AT THE END     $1000         AT THE END
PERIOD                   INVESTMENT       OF THE PERIOD  INVESTMENT    OF THE PERIOD
------                   ----------       -------------  ----------    -------------

                             AGGREGATE TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

One year ended
July 31, 2001                 4.46%         $1,045          7.15%         $1,071

Five years ended
July 31, 2001                 3.71%         $1,200          4.46%         $1,244

Ten years ended
July 31, 2001                 3.92%         $1,469          4.46%         $1,546

Inception* to
July 31, 2001                 4.22%         $1,734          4.68%         $1,841

                             AGGREGATE TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**


One year ended
July 31, 2001                 4.46%         $1,045          7.15%         $1,071

Five years ended
July 31, 2001                19.95%         $1,200         24.37%         $1,244

Ten years ended
July 31, 2001                46.94%         $1,469         54.65%         $1,546

Inception* to
July 31, 2001                73.43%         $1,734         84.05%         $1,841

                                      YIELD
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

30 days ended
July 31, 2001          12.66%   2.97%

* Class A and Class Y shares of the Fund commenced operation on October 14, 1994. Class B shares of the Fund commenced operation on March 2, 1998.

** The maximum applicable sales charge on the Class A shares is 4.0%. The maximum deferred sales charge on the Class B shares is 5.0%. There is no sales charge imposed in connection with the purchase of Class Y shares.

ULTRA SHORT GOVERNMENT FUND


                                    CLASS A*                  CLASS B*                        CLASS Y*
                                    --------                  --------                        --------
                                         REDEEMABLE                    REDEEMABLE                   REDEEMABLE
                                         VALUE OF A      EXPRESSED       VALUE OF A                 VALUE OF A
                             EXPRESSED  HYPOTHETICAL       AS A        HYPOTHETICAL    EXPRESSED   HYPOTHETICAL
                               AS A        $1000        PERCENTAGE        $1000           AS A         $1000
                            PERCENTAGE   INVESTMENT        BASED        INVESTMENT     PERCENTAGE    INVESTMENT
                            BASED ON A       AT             ON A            AT         BASED ON A        AT
                           HYPOTHETICAL   THE END       HYPOTHETICAL     THE END      HYPOTHETICAL    THE END
                             $1000         OF THE          $1000         OF THE           $1000       OF THE
PERIOD                     INVESTMENT      PERIOD        INVESTMENT       PERIOD        INVESTMENT    PERIOD
------                     ----------      ------        ----------       ------        ----------    ------
                           AVERAGE ANNUAL TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**


One year ended
July 31, 2001                  5.56%       $1,056         2.79%          $1,028          7.85%         $1,078

Inception* to
July 31, 2001                  6.89%       $1,069         4.13%          $1,041          9.21%         $1,092



                             AGGREGATE TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**
One year ended
July 31, 2001                  5.56%       $1,056         2.79%          $1,028          7.85%         $1,078

Inception* to
July 31, 2001                  6.89%       $1,069         4.13%          $1,041          9.21%         $1,092



                                      YIELD
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

30 Days ended
July 31, 2001                3.47%           3.47%            2.75%

*    Class Y shares of the Fund commenced operation on June 1, 2000.

** There is no sales charge imposed in connection with the purchase of Class Y shares.

INTERNATIONAL STOCK FUND

                                    CLASS A*                  CLASS B*                        CLASS Y*
                                    --------                  --------                        --------
                                         REDEEMABLE                    REDEEMABLE                   REDEEMABLE
                                         VALUE OF A      EXPRESSED       VALUE OF A                 VALUE OF A
                             EXPRESSED  HYPOTHETICAL       AS A        HYPOTHETICAL    EXPRESSED   HYPOTHETICAL
                               AS A        $1000        PERCENTAGE        $1000           AS A         $1000
                            PERCENTAGE   INVESTMENT        BASED        INVESTMENT     PERCENTAGE    INVESTMENT
                            BASED ON A       AT             ON A            AT         BASED ON A        AT
                           HYPOTHETICAL   THE END       HYPOTHETICAL     THE END      HYPOTHETICAL    THE END
                             $1000         OF THE          $1000         OF THE           $1000       OF THE
PERIOD                     INVESTMENT      PERIOD        INVESTMENT       PERIOD        INVESTMENT    PERIOD
------                     ----------      ------        ----------       ------        ----------    ------
                           AVERAGE ANNUAL TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

One year ended
July 31, 2001                  -5.62%        $  944         -5.65%        $  944         -1.34%         $  987

Inception* to
July 31, 2001                   2.77%        $1,075          2.67%        $1,073          4.67%         $1,129


                             AGGREGATE TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**
One year ended
July 31, 2001                  -5.62%        $  944         -5.65%        $  944         -1.34%         $  987

Inception* to
July 31, 2001                   7.55%        $1,075          7.27%        $1,073         12.92%         $1,129


                                      YIELD
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

30 Days Ended
July 31, 2001      0.46%                -0.27%          0.72%

* The Class A, B and Y shares of the Fund commenced operations on December 8, 1998, December 20, 1998 and December 2, 1998, respectively.

** The maximum applicable sales charge on the Class A shares of the Fund is 5.25%. The maximum deferred sales charge on Class B shares is 5.0%. There is no sales charge imposed in connection with the purchase of Class Y shares.

VALUE FUND

                                    CLASS A*                  CLASS B*                        CLASS Y*
                                    --------                  --------                        --------
                                         REDEEMABLE                    REDEEMABLE                   REDEEMABLE
                                         VALUE OF A      EXPRESSED       VALUE OF A                 VALUE OF A
                             EXPRESSED  HYPOTHETICAL       AS A        HYPOTHETICAL    EXPRESSED   HYPOTHETICAL
                               AS A        $1000        PERCENTAGE        $1000           AS A         $1000
                            PERCENTAGE   INVESTMENT        BASED        INVESTMENT     PERCENTAGE    INVESTMENT
                            BASED ON A       AT             ON A            AT         BASED ON A        AT
                           HYPOTHETICAL   THE END       HYPOTHETICAL     THE END      HYPOTHETICAL    THE END
                             $1000         OF THE          $1000         OF THE           $1000       OF THE
PERIOD                     INVESTMENT      PERIOD        INVESTMENT       PERIOD        INVESTMENT    PERIOD
------                     ----------      ------        ----------       ------        ----------    ------
                           AVERAGE ANNUAL TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**
One year ended
July 31, 2001                    -5.62%        $  944         -5.65%        $  944         -1.34%         $  987

Inception* to
July 31, 2001                     2.77%        $1,075          2.67%        $1,073          4.67%         $1,129

                             AGGREGATE TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**
One year ended
July 31, 2001                    -5.62%        $  944         -5.65%        $  944         -1.34%         $  987

Inception* to
July 31, 2001                     7.55%        $1,075          7.27%        $1,073         12.92%         $1,129



                                      YIELD
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

30 Days Ended
July 31, 2001     0.46%         -0.27%      0.72%

* The Class A, B and Y shares of the Fund commenced operations on December 8, 1998, December 13, 1998 and December 3, 1998, respectively.

** The maximum applicable sales charge on the Class A shares of the Fund is 4.00%. The maximum deferred sales charge on Class B shares is 5.0%. There is no sales charge imposed in connection with the purchase of Class Y shares of either Fund.

SMALL CAP FUND

                                    CLASS A*                  CLASS B*                        CLASS Y*
                                    --------                  --------                        --------
                                         REDEEMABLE                    REDEEMABLE                   REDEEMABLE
                                         VALUE OF A      EXPRESSED       VALUE OF A                 VALUE OF A
                             EXPRESSED  HYPOTHETICAL       AS A        HYPOTHETICAL    EXPRESSED   HYPOTHETICAL
                               AS A        $1000        PERCENTAGE        $1000           AS A         $1000
                            PERCENTAGE   INVESTMENT        BASED        INVESTMENT     PERCENTAGE    INVESTMENT
                            BASED ON A       AT             ON A            AT         BASED ON A        AT
                           HYPOTHETICAL   THE END       HYPOTHETICAL     THE END      HYPOTHETICAL    THE END
                             $1000         OF THE          $1000         OF THE           $1000       OF THE
PERIOD                     INVESTMENT      PERIOD        INVESTMENT       PERIOD        INVESTMENT    PERIOD
------                     ----------      ------        ----------       ------        ----------    ------
                           AVERAGE ANNUAL TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**
One year ended
July 31, 2001                 32.87%         $1,329         34.92%         $1,349         40.34%         $1,403

Inception* to
July 31, 2001                 14.66%         $1,439         15.17%         $1,457         17.18%         $1,525

                             AGGREGATE TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**


One year ended
July 31, 2001                 32.87%         $1,329         34.92%         $1,349         40.34%         $1,403

Inception* to
July 31, 2001                 43.94%         $1,439         45.68%         $1,457         52.53%         $1,525



                                      YIELD
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

30 Days Ended
July 31, 2001          -0.50%           -0.39%         0.82%


* The Class A, B and Y shares of the Fund commenced operations on December 8, 1998, December 20, 1998 and December 3, 1998, respectively.

** The maximum applicable sales charge on the Class A shares of the Fund is 5.25%. The maximum deferred sales charge on Class B shares is 5.0%. There is no sales charge imposed in connection with the purchase of Class Y shares.

BALANCED FUND

                                    CLASS A*                  CLASS B*                        CLASS Y*
                                    --------                  --------                        --------
                                         REDEEMABLE                    REDEEMABLE                   REDEEMABLE
                                         VALUE OF A      EXPRESSED       VALUE OF A                 VALUE OF A
                             EXPRESSED  HYPOTHETICAL       AS A        HYPOTHETICAL    EXPRESSED   HYPOTHETICAL
                               AS A        $1000        PERCENTAGE        $1000           AS A         $1000
                            PERCENTAGE   INVESTMENT        BASED        INVESTMENT     PERCENTAGE    INVESTMENT
                            BASED ON A       AT             ON A            AT         BASED ON A        AT
                           HYPOTHETICAL   THE END       HYPOTHETICAL     THE END      HYPOTHETICAL    THE END
                             $1000         OF THE          $1000         OF THE           $1000       OF THE
PERIOD                     INVESTMENT      PERIOD        INVESTMENT       PERIOD        INVESTMENT    PERIOD
------                     ----------      ------        ----------       ------        ----------    ------
                           AVERAGE ANNUAL TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

One year ended
July 31, 2001                -15.39%         $  846         -15.53%         $  845         -11.70%       $  883

Inception* to
July 31, 2001                 -0.54%         $  989          -0.56%         $  989            1.65%      $1,035

                             AGGREGATE TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**
One year ended
July 31, 2001                -15.39%         $  846         -15.53%         $  845         -11.70%       $  883

Inception* to
July 31, 2001                 -0.54%         $  989          -0.56%         $  989            1.65%      $1,035


                                    YIELD
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)**

30 Days Ended
July 31, 2001      1.64%                0.96%        1.95%

*        The Class A, B and Y shares of the Fund commenced operations on June
         21, 1999.

** The maximum applicable sales charge on the Class A shares of the Fund is 5.25%. The maximum deferred sales charge on Class B shares is 5.0%. There is no sales charge imposed in connection with the purchase of Class Y shares.

                        DETERMINATION OF NET ASSET VALUE

         Net asset value per share of the Class A, Class B and Class Y shares for each Fund is determined on each day that the New York Stock Exchange (the "Exchange") is open for trading and any other day (other than a day on which no Shares of that Fund are tendered for redemption and no order to purchase shares is received) during which there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value per share might be materially affected. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday.

         Securities for which market quotations are available are valued at latest reported prices. Securities for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last reported sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on the mean between the bid and asked prices. Money market instruments and other debt securities maturing in 60 days or less are valued at amortized cost. The assets of the Funds, other than debt securities maturing in 60 days or less, are valued at the mean between the bid and asked prices. Futures contracts and options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the Exchange or, in the absence of any sale on the valuation date, at mean between the bid and asked prices. Options not listed on a national exchange are valued at the mean between the bid and asked prices. Quotation of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer. Foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts.

         In all cases, bid prices are furnished by reputable independent pricing services approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by The Asset Management Group in accordance with procedures adopted by the Trustees. These procedures delegate such determinations to a Pricing Committee comprised of officers of The Asset Management Group and other officers of the Trust, subject to ratification by the Board of Trustees at their next regular meeting (or more frequently if there is a significant valuation issue). The procedures require The Asset Management Group or relevant Sub-Advisor to determine an appropriate methodology for determining the fair value of such a security, subject to approval and regular monitoring by the Committee. Such methodologies may include, among other things, the cost of the security to a Fund; traditional valuation methods such as earning multiples, yield to maturity, and discounts from similar freely tradable securities; and assessments of matters such as the issuer's fundamental condition, market conditions, valuation of companies in the same or similar industries, values used by other holders and analysts, size of the Fund's position, recent trades of the same type or class of the issuers securities, outstanding offers to purchase the securities, and prospects for registration of restricted securities.

                               PURCHASE OF SHARES

         Reference is made to "Purchasing and Adding to Your Shares" in the Prospectuses for certain information as to the purchase of Fund shares. The various sales charge reductions and waivers described in the Prospectuses have been implemented to reflect the economies of scale associated with distribution activities as the amount of a sale increases, and to reflect the lower level of such activities necessary for sales to persons who are members of organized groups, participants in retirement plans, or associated with the Trust and its affiliates.

         At the Distributor's discretion various sales charge reductions and waivers are available to certain qualified groups. A qualified group is a group or association or a category of purchasers which (i) is represented by a fiduciary, professional or other representative (other than a registered broker-dealer); (ii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (iii) gives its endorsement or authorization to an investment program to assist solicitation of its membership by a broker or dealer; and (iv) complies with the conditions of purchase in any agreement entered into between the Trust and the group, representative or broker or dealer.

         Included within the qualified groups that are eligible for sales charge waivers are the following:

      - Current and retired trustees, directors, employees, and family members of the Trust, The Asset Management Group of Bank of Hawaii and its affiliates or any other organization that provides services to the Trust.
      - Investors for whom The Asset Management Group of Bank of Hawaii or one of its affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity (except those investors for whom Pacific Century Investment Services provides custodial services).
      - Investors who purchase shares of a Fund through a retirement related payroll deduction plan, a 401(k) plan, a 403(b) plan, or a similar plan, which by its terms permits purchases of shares.
      -       Other investment companies distributed by the Distributor.
      - Investors who purchase shares with the proceeds from recent redemption of shares of any non-money market mutual fund with a front-end load or back-end sales charge of equal or greater value.
      - Investors who purchase shares with the proceeds from the redemption of Class Y shares of the Trust.
      - Investors who purchase Fund shares through investment professionals who place trades for their own accounts or the accounts of their clients, and who charge such clients a management, consulting, advisory, or other fee for their services.

         At the time of purchase, you must furnish the Transfer Agent, either directly or through a broker or dealer, with information sufficient to permit it to verify that the purchase qualifies for a reduced sales charge.

         Each Fund offers three classes of shares: Shares of Class A are sold with an initial sales charge, shares of Class B are sold with a contingent deferred sales charge ("CDSC") and shares of Class Y are sold to eligible investors without a sales charge. Class A and Class B shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such Class. Class B shares automatically convert to Class A shares after approximately eight years.

CLASS Y SHARES

         Class Y shareholders of any Fund who terminate their qualified trust account, employee benefit account or other qualifying relationship with an institution are no longer eligible to make additional investments in the Fund's Class Y shares. The Board of Trustees has approved an automatic conversion feature whereby Class Y shares held by shareholders who have terminated their qualifying relationship on or after February 15, 1997 will be converted to Class A shares of the same Fund on the basis of the relative net asset values of the shares of the two classes on the conversion date, without incurring any fee, sales load or other charge. As Class A shareholders in a Fund, such former Class Y shareholders will be able to reinvest dividends and distributions relating to their shareholdings, but will be subject to the higher expenses associated with Class A shares. A conversion of Class Y shares for Class A shares will be a tax-free transaction for any Class Y shareholder involved in such conversion. Class Y shareholders who plan to terminate their qualified trust account, employee benefit account or other qualifying relationship and who do not wish to have their holdings converted to Class A shares may redeem their shares.

         Class Y shareholders whose qualified trust account, employee benefit account or other qualifying relationship was terminated prior to February 15, 1997 are permitted to remain as Class Y shareholders. However, such shareholders may not make additional purchases of Class Y shares, nor may they reinvest dividends and distributions in respect of their Class Y shareholdings.

SPECIMEN PRICE MARK-UP

         Under the current distribution arrangements between the Fund and the Distributor, Class A shares of Growth Stock Fund, Growth and Income Fund, Value Fund, Balanced Fund, Diversified Fixed Income Fund and Tax-Free Securities Fund are sold at a maximum sales charge of 4.00%. Class A shares of New Asia Growth Fund, International Stock Fund and Small Cap Fund are sold at a maximum sales charge of 5.25%. Class A shares of Short Intermediate U.S. Government Securities Fund and Tax-Free Short Intermediate Securities Fund are sold at a maximum sales charge of 2.25%. Class A shares of Ultra Short Government Fund are sold at a maximum sales charge of 1.75%. Class B and Class Y shares are sold at net asset value. Using the Growth Stock Fund's net asset value at July 31, 2001, an example of the determination of the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value.......................................................................................    $       10.25
Maximum sales charge (4.00% of offering price)........................................................             0.43
                                                                                                          -------------
Offering price to public. ............................................................................    $       10.68
                                                                                                          =============

CLASS B
Net asset value and offering price to public..........................................................    $        9.89
                                                                                                          =============

CLASS Y
Net asset value and offering price to public..........................................................    $       10.44
                                                                                                          =============


                              REDEMPTION OF SHARES

         The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Trust uses the following procedures to process telephone redemptions: (1) obtaining some or all of the following information: account number, name(s), social security number registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.

REDEMPTION IN KIND

         The Trust intends to pay in cash for all shares of a Fund redeemed, but the Trust reserves the right to make payment wholly or partly in shares of readily marketable investment securities. In such cases, a shareholder may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to pay in cash all request for redemptions by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period.

                             PORTFOLIO TRANSACTIONS

         The Trust has no obligation to deal with any broker-dealer or group of broker-dealers to execute transactions in its portfolio securities. In connection with its duties to arrange for the purchase and sale of each Fund's portfolio securities, The Asset Management Group and its Sub-Advisers select such broker-dealers ("Broker-Dealers") as will, in their judgment, implement the policy of the Trust to achieve quality execution at the most favorable prices through responsible Broker-Dealers, and in the case of agency transactions, at competitive commission rates. The Asset Management Group and its Sub-Advisers deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless they determine that better price or execution may be obtained by paying such commissions.

         In allocating transactions to Broker-Dealers, The Asset Management Group and its Sub-Advisers are authorized to consider, in determining whether a particular Broker-Dealer will provide best execution, the Broker-Dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission where it is believed that another Broker-Dealer would offer greater reliability or provide a better price or execution. In addition, The Asset Management Group and its Sub-Advisers have each adopted a brokerage allocation policy in reliance on Section 28(e) of the Securities and Exchange Act of 1934, permitting them to cause a Fund to pay commission rates in excess of those another Broker-Dealer would have charged if The Asset Management Group or the relevant Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the Broker-Dealer, viewed either in terms of the particular transaction or The Asset Management Group or the Sub-Adviser's overall responsibilities as to the accounts over which it exercises investment discretion. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. If, on the foregoing basis, the transaction in question could be allocated to two or more Broker-Dealers, The Asset Management Group and its Sub-Advisers are authorized, in allocating portfolio trades, to consider whether a Broker-Dealer has sold shares of the Trust or any other investment company or companies having The Asset Management Group as its investment adviser or having the same administrator or principal underwriter as the Trust.

         Each year, The Asset Management Group assesses the contribution of the brokerage and research services provided by the Broker-Dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, and various investment committees each seek to evaluate the brokerage and research services they receive from Broker-Dealers and make judgments as to the level of business which would recognize such services. In addition, Broker-Dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a Broker-Dealer excluded from receiving business from The Asset Management Group because it has not been identified as providing research services.

         Purchases and sales of debt securities are usually principal transactions. Each of the Funds may also purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, debt securities, taxable money market securities and over the counter equities are traded on a net basis and do not involve brokerage commissions. The cost of executing these securities transactions will consist primarily of dealer spreads and underwriting commissions.

         Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         Although the Investment Adviser and Sub-Advisers make investment decisions for the Trust independently from those of their other accounts, investments of the kind made by the Funds may often also be made by such other accounts. When the Investment Adviser or a Sub-Adviser buys or sells the same security at substantially the same time on behalf of the Funds and one or more other accounts managed by the Investment Adviser or Sub-Adviser, the Investment Adviser or Sub-Adviser allocates available investments by such means as, in its judgment, result in fair treatment. The Investment Adviser or Sub-Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Funds and its other managed accounts, and the price paid to or received by the Funds and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds.

         Certain broker-dealers may be affiliates of Nicholas-Applegate Capital Management, including Dresdner Kleinwort Wasserstein Securities LLC ("Affiliated Brokers"). Nicholas-Applegate believes that it is in the best interests of the Funds for which it acts as Sub-Adviser to have the ability to execute brokerage transactions, when appropriate, through Affiliated Brokers. Accordingly, it intends to execute brokerage transactions on behalf of such Funds through Affiliated Brokers when appropriate and to the extent consistent with applicable laws and regulations. In such cases, the Affiliated Brokers will act as agent for the

Fund, and Nicholas-Applegate will not enter into any transaction on behalf of the Funds in which an Affiliated Broker is acting as principal for its own account. In connection with such agency transactions, the affiliated Brokers will receive compensation in the form of brokerage commissions separate from Nicholas-Applegate's sub-advisory fee.

         As a result of its investment policies, each Fund may engage in a substantial number of portfolio transactions. Accordingly, while each Fund anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. A high turnover rate for a Fund's portfolio involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. The portfolio turnover rate will not be a limiting factor when The Asset Management Group or a Sub-Adviser deems portfolio changes appropriate.

         For the fiscal years ended July 31, 2001, July 31, 2000, and July 31, 1999, purchase and sale transactions by Ultra Short Government Fund, Short Intermediate U.S. Government Securities Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund did not involve brokerage commissions. The total brokerage commissions paid by the other Funds for the fiscal years ended July 31, 2001, July 31, 2000, and July 31, 1999, are set forth in the table below:

                                  BROKERAGE COMMISSIONS PAID BY CERTAIN FUNDS
                                  -------------------------------------------
                                  TOTAL COMMISSIONS         TOTAL COMMISSIONS     TOTAL COMMISSIONS
                                  PAID FOR FISCAL           PAID FOR FISCAL       PAID FOR FISCAL
                                  YEAR ENDED                YEAR ENDED            YEAR ENDED
FUND                              JULY 31, 2001             JULY 31, 2000         JULY 31, 1999
----                              -------------             -------------         -------------

Growth and Income Fund              $    268,617              $  272,910           $     367,994
Growth Stock Fund                   $ 1,073,752               $  906,225           $     869,241
New Asia Growth Fund                $    271,749              $  470,704           $     243,344
International Stock Fund            $    730,667              $1,028,254           $     597,077
Value Fund                          $    616,727              $  686,778           $     302,756
Small Cap Fund                      $    156,103              $  135,646           $     246,490
Balanced Fund                       $    151,410              $  190,143           $     36,235

         The percentage of total portfolio transactions placed with, and related commissions paid to, firms which provided research, statistical, or other services to The Asset Management Group and the Sub-Advisers in connection with the management of the Funds, for the fiscal year ended July 31, 2001 are set forth below:


                                                                                                TOTAL COMMISSION PAID TO
                                                                                                PROVIDERS OF RESEARCH,
                                                            PERCENTAGE OF TOTAL                 STATISTICAL AND OTHER
                        FUND                                PORTFOLIO TRANSACTIONS              SERVICES
Growth Stock Fund....................................              96.5  %                     $ 1,036,298
                                                                 --------                       -----------
Growth and Income Fund...............................              95.7  %                     $   257,104
                                                                 --------                       -----------
Value Fund...........................................              98.9  %                     $   609,998
                                                                 --------                       -----------
Balanced Fund........................................              96.8  %                     $   146,516
                                                                 --------                       -----------
New Asia Growth Fund.................................               0.0  %                     $         0
                                                                 --------                       -----------
International Stock Fund.............................               1.8  %                     $    13,344
                                                                 --------                       -----------
Small Cap Fund.......................................              31.5  %                     $    49,244
                                                                 --------                       -----------


         During the fiscal year ended July 31, 2001, the Funds did not acquire securities of their regular broker-dealers or of their parents, as such terms are defined in Rule 10b-1 under the 1940 Act.

         During the fiscal years ended July 31, 1999, 2000 and 2001, there was no significant variation in the Funds' portfolio turnover rates and The Asset Management Group does not anticipate any significant variation for the fiscal year ended July 31, 2002.

                      FEDERAL AND HAWAIIAN TAX INFORMATION

         The Prospectus describes generally the federal and certain Hawaiian tax treatment of distributions by the Funds. This section of the SAI includes certain additional information concerning federal and Hawaiian income taxes.

FEDERAL TAX INFORMATION

         Qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") generally requires, among other things, that (a) at least 90% of each Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends, gains from the sale or other disposition of securities or options thereon, and certain related income; and (b) each Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls (i.e., owns, directly or indirectly, 20% of the voting stock) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. As regulated investment companies, the Funds will not be subject to federal income tax on their net investment income and net capital gains distributed to their shareholders, provided that they distribute to their shareholders at least 90% of their net investment income and tax-exempt income earned in each year.

         A 4% nondeductible excise tax will be imposed on each Fund to the extent it does not meet certain minimum distribution requirements on a calendar year basis. This excise tax would not apply to tax-exempt income of the Tax-Free Funds. For this purpose, any income or gain retained by a Fund that is subject to tax will be considered to have been distributed by year-end. In addition, dividends and distributions declared payable as of a date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year (and also will be taxable to shareholders in such year) if the dividend is actually paid in the following January. Each Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, expects not to be subject to the excise tax.

         Income and dividends received by any of the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. Because each of Balanced Fund, Growth and Income Fund, Growth Stock Fund, Small Cap Fund, Diversified Fixed Income Fund, Short Intermediate U.S. Government Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund is expected to limit their investment in foreign securities, these Funds will not be eligible to elect to "pass through" foreign tax credits to shareholders. New Asia Growth Fund and International Stock Fund invest primarily in foreign securities. If more than 50% in value of either such Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from such Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. New Asia Growth Fund and International Stock Fund will report annually to their respective shareholders the amount per share of such withholding taxes.
         Gains or losses on sales of portfolio securities by a Fund will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where a Fund acquires a put or writes a call thereon or otherwise engages in a transaction that "tolls" the Fund's holding period. Other gains or losses on the sale of securities will be short-term capital gains or losses. The amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         A capital gains distribution or dividend will be a return of invested capital to the extent the net asset value of an investor's shares is thereby reduced below his or her cost, even though the distribution would be taxable to the shareholder. A redemption of shares by a shareholder under these circumstances could result in a capital loss for federal income tax purposes.

         If a shareholder exchanges or otherwise disposes of shares of a Fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the Fund, or of a different fund, the sales charge previously incurred acquiring the Fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.

         Any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.

         If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. In this regard, they will be deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net realized gain or loss from any actual sales, will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the marked to market rule and the "60%/40%" rule. Newly-enacted Code Section 1259 will require the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (e.g., debt instruments and stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

         Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor
Section 988 transactions to avoid an adverse tax impact.

CLASS B SHAREHOLDERS

         No gain or loss will be recognized by a shareholder upon the conversion of Class B shares to Class A shares.

FOREIGN SHAREHOLDERS

         Under the Code, distributions of net investment income (including distributions of short-term capital gains) by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trustor estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at the rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net capital gains derived by non-resident aliens or foreign entities that are not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year (in which case the individual may be treated as a U.S. resident in any event).

OTHER MATTERS

         Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules such as the original issue discount, marked to market and real estate mortgage investment conduit ("REMIC") rules that would result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

SPECIAL TAX CONSIDERATIONS FOR NEW ASIA GROWTH FUND AND INTERNATIONAL STOCK FUND

         Due to investment laws in certain developing countries in Asia, it is anticipated that investments by New Asia Growth Fund and International Stock Fund in equity securities in such countries will consist primarily of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships, and International Stock Fund may make similar investments. Each such Fund may invest up to 10% of its total assets in securities of closed-end investment companies. If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. federal income tax purposes. The Fund may be subject to U.S. federal income tax, and an additional tax in the nature of interest, on a portion of the distributions from such a company and on gain from the disposition of the shares of such company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. A Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, a Fund may elect to "mark-to-market" at the end of each taxable year all shares that it holds in PFICs. If it makes this election, the Fund will recognize as ordinary income any increase in the value of such shares. Unrealized losses, however, will not be recognized. By making the mark-to-market election, a Fund can avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.

SPECIAL TAX CONSIDERATIONS FOR THE TAX-FREE FUNDS

FEDERAL TAX INFORMATION

         The portion of total dividends paid by each of the Tax-Free Funds with respect to any taxable year that qualifies for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders of the Fund receiving dividends during such year. In order for a Tax-Free Fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Fund's assets must consist of tax-exempt securities. In addition, the Fund must distribute 90% of the aggregate interest excludable from gross income (net of non-deductible expenses) and 90% of the investment company taxable income earned by it during the taxable year. Within 60 days after the close of its taxable year, each Tax-Free Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103(a) of the Code received by such Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. In addition, market discount earned on tax-exempt obligations will not qualify as tax-exempt income.

         The Code treats interest on private activity bonds, as defined therein, as an item of tax preference subject to an alternative minimum tax on individuals and corporations at the applicable tax rates. Further, exempt-interest dividends are includable in adjusted current earnings in calculating corporate alternative minimum taxable income. Except for temporary defensive purposes, the Trust will not invest in the types of Municipal Obligations which would give rise to interest that would be treated as a preference subject to alternative minimum taxation if more than 20% of its net assets would be so invested, and may refrain from investing in that type of bond completely.

         In addition, any loss realized by a shareholder upon the sale or redemption of shares of a Fund held less than six months is disallowed to the extent of any exempt-interest dividends received by the shareholder.

         Shareholders who may be "substantial users" (or related persons of substantial users) with respect to municipal securities held by a Tax-Free Fund should consult their tax advisers to determine whether exempt-interest dividends paid by the Fund with respect to such obligations retain their federal exclusions.

HAWAIIAN TAX INFORMATION

         The Tax-Free Funds, and dividends and distributions made by the Tax-Free Funds to Hawaii residents, will generally be treated for Hawaii income tax purposes in the same manner as they are treated under the Code for federal income tax purposes. If at the close of each quarter of a Tax-Free Fund's taxable year at least 50% of the value of its total assets consists of obligations the interest on which, if such obligations were held by an individual, would be exempt from Hawaii personal income tax (under either the laws of Hawaii or of the United States), the Fund will be entitled to pay dividends to its shareholders which will be exempt from Hawaii personal income tax. Similar exemptions may be available in other states with regard to the portion of tax-exempt dividends attributable to interest exempt from state taxation under federal law. Under Hawaii law, however, interest derived from obligations of states (and their political subdivisions) other than Hawaii will not be exempt from Hawaii income taxation. (Interest derived from bonds or obligations issued by or under the authority of the following is exempt from Hawaii income taxation: Guam, Northern Mariana Islands, Puerto Rico, and the Virgin Islands.)

         Interest on Hawaiian Municipal Obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii franchise tax. This tax applies to banks, building and loan associations, industrial loan companies, financial corporations, and small business investment companies.

         Persons or entities who are not Hawaii residents should not be subject to Hawaii income taxation on dividends and distributions made by the Trust but will be subject to other state and local taxes.

OTHER MATTERS

Shares of the Tax-Free Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R.10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from such Funds. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

                               GENERAL INFORMATION

CAPITALIZATION

         The Trust was organized as a Massachusetts business trust on October 30, 1992, and currently consists of twelve separately managed series. The Board of Trustees may establish additional series in the future. Each series has unlimited transferable shares of beneficial interest, with no par value. When issued in accordance with the terms and procedures described in their respective Prospectuses, shares of the Funds are fully paid, non-assessable and freely transferable.

         Each series is comprised of three classes of shares -- Class Y, Class A, and Class B. The Classes generally have identical rights with respect to the series of which they are a part, but there are certain matters which affect one class but not another. Currently, the only such matters are the existence of Distribution and Shareholder Service Plans with respect to each of Class A and Class B shares but not Class Y shares, the absence of any sales load with regard to the purchase of the Class Y shares, and the fact that a salesperson or any other person entitled to receive compensation for selling or servicing Class A, Class B or Class Y shares may receive different compensation with respect to one such Class over the other Class in the same Fund. Class A and Class B shares have different sales charges and other expenses which may affect performance. The Trust has a Prospectus for Class Y shares and separate Prospectuses for Class A and B shares of various Funds. Prospectuses may be obtained by calling the telephone number listed on the first page of the Prospectus.

VOTING

         Shareholders have the right to vote on the election of Trustees and on any and all matters as to which, by law or the provisions of the Declaration of Trust of the Trust, they may be entitled to vote. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series.

         When certain matters affect one class but not another, the shareholders will vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the advisory agreement is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Funds.

         As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         The Trust will dispense with annual meetings of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

         Each share of a class of a Fund represents an equal proportional interest in that Fund or portfolio with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund or portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution, in such manner and on such basis as the Trustees in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of a Fund's property for any losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

PRINCIPAL SHAREHOLDERS

         As of November 1, 2001, the persons set forth below were known by the Trust to own of record or beneficially 5% or more of the Class A, Class B or Class Y shares, as applicable, of the indicated Fund. Unless otherwise indicated, the address of STROBRO, REINCO and HAWCO is Pacific Century Trust, P.O. Box 3170, Honolulu, HI 96802. In addition, unless otherwise indicated, the address of FISERV Securities, Inc. is Attn: Mutual Funds, 1 Commerce Street, 2005 Market Street, Suite 12000, Philadelphia, PA 19103.

                                                                                              PERCENTAGE OF SHARES HELD
CLASS Y SHARES                                                                                OF RECORD OR BENEFICIALLY
--------------                                                                                -------------------------
DIVERSIFIED FIXED INCOME SECURITIES FUND

Strobro.........................................................................................           61.14%

Hawco...........................................................................................           27.61%

Reinco..........................................................................................            9.94%

GROWTH AND INCOME FUND

Strobro.........................................................................................           57.81%

Hawco...........................................................................................           31.67%

Vanguard Fiduciary Trust Company................................................................            6.16%
P.O. Box 2600 VM 613
Valley Forge, PA 19482

GROWTH STOCK FUND

Strobro.........................................................................................           69.10%

Hawco...........................................................................................           20.54%

NEW ASIA GROWTH FUND


Strobro ........................................................................................           36.16%

Hawco...........................................................................................           34.12%

Vanguard Fiduciary Trust Company................................................................           23.02%
P.O. Box 2600 VM 613
Valley Forge, PA 19482

Reinco..........................................................................................            6.69%

SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND

Strobro.........................................................................................           69.56%

Hawco...........................................................................................           24.54%

TAX-FREE SECURITIES FUND

Strobro.........................................................................................           97.86%

TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

Strobro.........................................................................................           96.00%

ULTRA SHORT GOVERNMENT FUND

Strobro.........................................................................................           52.31%

Reinco..........................................................................................           46.64%

SMALL CAP FUND

Strobro.........................................................................................           53.42%

Hawco...........................................................................................           37.08%

Reinco..........................................................................................            6.10%

VALUE FUND

Strobro.........................................................................................           61.16%

Hawco...........................................................................................           37.99%

INTERNATIONAL STOCK FUND

Strobro.........................................................................................           61.26%

Hawco...........................................................................................           23.30%

Reinco..........................................................................................           13.17%

BALANCED FUND

Strobro.........................................................................................           99.77%

CLASS A SHARES
--------------

DIVERSIFIED FIXED INCOME FUND

Fiserv Securities Inc...........................................................................           71.95%

Bank of Stockton................................................................................            5.82%
Charles H. Holt GST Trust
Jean Holt
P.O. Box 1110
Stockton, CA 95201

Bank of Stockton................................................................................            5.57%
Charles H. Holt GST Trust
Protell Children
P.O. Box 1110
Stockton, CA 95201

GROWTH AND INCOME FUND

Fiserv Securities Inc...........................................................................           81.37%

GROWTH STOCK FUND

Fiserv Securities Inc...........................................................................           78.00%

NEW ASIA GROWTH FUND

Merrill Lynch Pierce Fenner & Smith.............................................................           11.11%
Incorporated 4800 Deer Lake Drive East, 3rd Floor
Mutual Fund Operations
Jacksonville, Florida 32246

Fiserv Securities, Inc..........................................................................           84.79%

SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND

Fiserv Securities, Inc..........................................................................           96.27%

TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

Fiserv Securities, Inc..........................................................................           77.88%

Merrill Lynch...................................................................................           17.24%
J. Russell Cades & E. Gunner Schull
Charlotte Mclean Cades RVCBL LVG TR


Pauahi Tower Penthouse
1001 Bishop Street
Honolulu, HI 96813

ULTRA SHORT GOVERNMENT FUND

Fiserv Securities, Inc..........................................................................           99.84%

TAX-FREE SECURITIES FUND

Fiserv Securities, Inc..........................................................................           73.29%

SMALL CAP FUND

Fiserv Securities Inc...........................................................................           73.94%

Mary Tree Morris................................................................................            6.60%
512 Old Woods Rd.
Wyckoff, NJ 07481

Miter & Co. FBO TA..............................................................................            5.82%
P.O. Box 2977
Milwaukee, WI 53202

VALUE FUND

Fiserv Securities, Inc..........................................................................           89.44%

INTERNATIONAL STOCK FUND

Fiserv Securities Inc...........................................................................           42.51%

Vanguard Fiduciary Trust Company................................................................           16.06%
Attn Outside Funds
Valley Forge, PA 19482

BALANCED FUND

Fiserv Securities Inc...........................................................................           98.38%

CLASS B SHARES
--------------

NEW ASIA GROWTH FUND

Fiserv Securities, Inc..........................................................................           22.68%
FAO 80239106
2005 Market Street Suite 1200
Philadelphia, PA 19103

TAX FREE SECURITIES FUND

Fiserv securities, Inc..........................................................................           12.76%
FAO 37530487
2005 Market Street Suite 1200
Philadelphia, PA 19103

Fiserv Securities, Inc..........................................................................            9.70%
FAO 80128127
2005 Market Street Suite 1200
Philadelphia, PA 19103

Fiserv Securities, Inc..........................................................................            7.61%
FAO 80245895
2005 Market Street Suite 1200
Philadelphia, PA 19103

Fiserv Securities, Inc..........................................................................            5.59%
FAO 80029108
2005 Market Street Suite 1200
Philadelphia, PA 19103

ULTRA SHORT GOVERNMENT FUND

Fiserv Securities, Inc..........................................................................            8.33%
FAO 80245895
2005 Market Street Suite 1200
Philadelphia, PA 19103

Fiserv Securities, Inc..........................................................................            6.37%
FAO 80232440
2005 Market Street Suite 1200
Philadelphia, PA 19103

                                    CUSTODIAN

         The Bank of New York ("BNY" or "Custodian") has been retained as Custodian for the Funds. With regard to each Fund, the Custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of the Fund. For its services as Custodian, BNY receives an asset-based fee.

                        INDEPENDENT AUDITORS AND COUNSEL

         Ernst & Young LLP serves as the independent auditors for the Trust. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain Commission filings. Its office is located at 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215.

         Paul, Hastings, Janofsky & Walker LLP serves as legal counsel for the Trust. Its office is located at 555 South Flower Street, Los Angeles, California 90071.

                              FINANCIAL INFORMATION

         The Trust's 2001 Annual Report to Shareholders accompanies this SAI. The financial statements in such Annual Report are incorporated in this SAI by reference. Such financial statements have been audited by the Trust's independent auditors, Ernst & Young LLP, whose report thereon appears in such Annual Report. Such financial statements have been incorporated herein in reliance upon such report on the authority of such firm as experts in accounting and auditing. Additional copies of the Trust's 2000 Annual Report to Shareholders may be obtained at no charge by telephoning the Trust at the number on the front page of this SAI.

                             REGISTRATION STATEMENT

         The Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or the Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                   APPENDIX A
                       RATINGS OF FIXED INCOME SECURITIES

         The following is a description of the ratings given by Moody's Investor Service, Inc. ("Moody's"), Duff & Phelps, Inc. ("D&P"), Fitch Investor Service ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited("IBCA") and Thompson Bank Watch ("Thompson"), each an NRSRO, to corporate bonds and commercial paper.

CORPORATE BOND RATINGS

MOODY'S:

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

         A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

         Caa - Bonds rated Caa are of poor standing. Such issues maybe in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P:

         AAA - This is the highest rating assigned by Standard &Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

         BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied

         CCC -- debt rating. The Crating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

         CI - The rating CI is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

         L - The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

         * - Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         NR - Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

D&P:

         AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA, AA- - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A- - Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

         BBB+, BBB, BBB - Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+, BB, BB- - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overallquality may move up or down frequently within this category.

         B+, B, B- - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC - Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD - Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

         DP - Preferred stock with dividend arrearages.

FITCH IBCA:

         AAA - Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA - Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A - High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB - Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         BB - Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B - Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1'.

         NR - indicates that Fitch IBCA does not rate the issuer or issue in question.

         Withdrawn - A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         RatingAlert - Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

THOMSON:

         Thomson rates only bank debt.

         AAA - Bonds rated AAA have a very high ability to pay interest and principal on a timely basis.

         AA - Bonds rated AA have a superior ability to pay interest and repay principal with limited incremental risk versus AAA bonds.

         A - Bonds rated A have a strong ability to repay principal and interest, but could be more vulnerable to adverse internal and external developments.

         BBB - Bonds rated BBB have an acceptable capacity to pay interest and repay principal and are more vulnerable to risk than higher-rated obligations.

         BB, B, CCC, and CC, designations are assigned by Thomson to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. BB indicates the lowest degree of speculation and CC the highest degree of speculation. The D designation indicates that the long-term debt is in default.

         The ratings from AAA through CC may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

                       CORPORATE COMMERCIAL PAPER RATINGS

MOODY'S:

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         P-1 (Prime-1) - Issuers rated P-1 have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

         Leading market positions in well established industries High rates of return on funds employed

         Conservative capitalization structures with moderate reliance on debt and ample asset protection - Broad margins in earnings coverage of fixed financial charges and high internal cash generation - Well established access to a range of financial markets and assured sources of alternate liquidity

         P-2 (Prime-2) - Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be subject to more variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         P-3 (Prime-3) - Issuers rated P-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

S&P:

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

         A - Issues rated A are regarded as having the greatest capacity for timely payment. Bonds in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 - Issues rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Commercial paper with overwhelming safety characteristics will be rated A-1+.

         A-2 - Issues rated A-2 have a strong capacity for timely payments on issues. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 - Issues rated A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B - Issues rated B are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         C - Issues rated C are short-term debt obligations with a doubtful capacity for payment.

         D - This rating indicates that the issue is either in default or is expected to be in default upon maturity.

         D&P:

         Duff 1+ - The Duff 1+ rating for corporate commercial paper indicates the highest certainty of timely payment. Corporate commercial paper with very high certainty of payment, excellent liquidity and minor risk will be rated Duff
1. Corporate commercial paper with high certainty of timely payment, strong liquidity and very small risk will be rated Duff 1- .

         Duff 2 - The Duff 2 rating for corporate commercial paper indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital market is good. Risk factors are small.

FITCH IBCA:

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1 - Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D - Default. Denotes actual or imminent payment default.

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1'.

         NR - indicates that Fitch IBCA does not rate the issuer or issue in question.

         Withdrawn - A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         RatingAlert - Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

THOMSON:

         TBW-1 - The TBW-1 rating reflects a very high degree of likelihood that principal and interest will be timely repaid and paid.

         TBW-2 - Bank commercial paper rated TBW-2 has a strong degree of safety regarding payment.

         TBW-3 - Bank commercial paper rated TBW-3 is the lowest investment grade category, reflecting an adequate capacity to timely service principal and interest but more exposure to adverse internal and external developments than higher-rated issues.

         TBW-4 - Bank commercial paper rated TBW-4 indicates that the debt is regarded as non-investment grade and therefore speculative.

CORPORATE NOTE RATINGS

S&P:

         The two highest ratings for corporate notes are SP-1 and SP-2.

         SP-1 - Notes rated SP-1 reflect a very strong or strong capacity to pay principal and interest. Note issues with overwhelming safety characteristics will be rated SP-1+.

         SP-2 - Notes rated SP-2 reflect a satisfactory capacity to pay principal and interest.

D&P:

         D-1+ - Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         D-1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         D-1- - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         D-2 - Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         D-3 - Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         D-4 - Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         D-5 - Issuer failed to meet scheduled principal and/or interest payments.

TAX EXEMPT BOND RATINGS

MOODY'S:

         Moody's ratings for U.S. Tax Exempt Municipal Bonds range from Aaa to C and utilize substantially the same definitional elements as are set forth under the Moody's section of the Corporate Bond Ratings descriptions on page A-1.

S&P:

         S&P's ratings for U.S. Tax Exempt Municipal Bonds range from AAA to D and utilize substantially the same definitional elements as are set forth under the Moody's section of the Corporate Bond Ratings descriptions on page A-2.

D&P:

         D&P's ratings for U.S. Tax Exempt Municipal Bonds range from AAA to DP and utilize substantially the same definitional elements as are set forth under the D&P section of the Corporate Bond Ratings descriptions on page A-3.

FITCH IBCA:

         Fitch IBCA's ratings for U.S. Tax Exempt Municipal Bonds range from AAA to D and utilize substantially the same definitional elements as are set forth under the D&P section of the Corporate Bond Ratings descriptions on page A-3.

TAX EXEMPT NOTE RATINGS

MOODY'S:

         MIG 1/VMIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3/VMIG 3 - This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4/VMIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  SG - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         Issues that are subject to a periodic reoffer and resale in the secondary market in a "dutch auction" are assigned a long-term rating based only on Moody's assessment of the ability and willingness of the issuer to make timely principal and interest payments. Moody's expresses no opinion as to the ability of the holder to sell the security in a secondary market "dutch auction." Such issues are identified by the insertion of the words "dutch auction" into the name of the issue.

         Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

S&P:

         Municipal notes with maturities of three years or less are usually given note ratings to distinguish more clearly the credit quality of notes as compared to bonds.

         SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus designation.

         SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3 - Speculative capacity to pay principal and interest.

D&P:

         D&P's ratings for U.S. Tax Exempt Notes range from D-1+ to D-5 and utilize substantially the same definitional elements as are set forth under the D&P section of the Corporate Notes Ratings descriptions on page A-9.

FITCH IBCA:

         Fitch IBCA's ratings for U.S. Tax Exempt Notes range from F-1 to D and utilize substantially the same definitional elements as are set forth under the D&P section of the Corporate Notes Ratings descriptions on page A-9.